MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS
AND FIXTURE FILING STATEMENT

Dated as of August 28, 2009

From

BLUE RIDGE WNJ, LLC

(the “Company”)

To

WELLS FARGO BANK NORTHWEST, N.A. AS TRUSTEE

(the “Mortgagee”)

Walgreen Eastern Co., Inc. Store

This instrument was

northeast corner New Jersey State Highway

prepared by and when recorded

and Route No. 9

return to:

City of Tom’s River

Daniel J. Favero, Esq.

County of Ocean, New Jersey

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois  60603

2673218.01.02.doc

1914001

TABLE OF CONTENTS

SECTION

HEADING

PAGE

Parties

1

Recitals

1

Granting Clauses

2

SECTION 1.

DEFINITIONS

8

SECTION 2.

GENERAL COVENANTS AND WARRANTIES

14

Section 2.1.

Office for Notices

14

Section 2.2.

Maintenance of Existence, Rights

14

Section 2.3.

Negative Covenants

14

Section 2.4.

Mergers and Consolidations

18

Section 2.5.

Financial Information and Reports

18

Section 2.6.

Notice of Default

19

Section 2.7.

Mortgage Title Insurance Policy

19

Section 2.8.

Payment of Certain Taxes

20

Section 2.9.

Ownership of Mortgaged Property

20

Section 2.10.

Further Assurances

20

Section 2.11.

Payment of Principal and Interest

20

Section 2.12.

Prepayment of Note

20

Section 2.13.

Method and Place of Payment of Principal and Interest

21

Section 2.14.

Maintenance of Mortgaged Property, Other Liens, Compliance with Laws, Etc  22

Section 2.15.

Insurance

23

Section 2.16.

Payment of Taxes and Other Charges

25

Section 2.17.

Limitation on Liens

26

Section 2.18.

Assignment; Obligations and Terms Respecting the Lease, the Other Leases and the Lease Guaranties  27

Section 2.19.

Advances

31

Section 2.20.

Recordation

31

Section 2.21.

After-Acquired Property

32

Section 2.22.

Environmental Indemnity

32

Section 2.23.

Separate Identity

32

Section 2.24.

General Indemnity

33

Section 2.25.

No Forfeiture

34

SECTION 3.

POSSESSION, USE AND RELEASE OF PROPERTY

34

Section 3.1.

The Company’s Right of Possession

34

Section 3.2.

Release of Mortgaged Property - Event of Loss and Prepayment of Note

34

Section 3.3.

Eminent Domain

34

SECTION 4.

APPLICATION OF INSURANCE AND CERTAIN OTHER MONEYS RECEIVED BY THE MORTGAGEE

35

Section 4.1.

Insurance Proceeds and Condemnation Awards

35

Section 4.2.

Title Insurance

36

Section 4.3.

Investment of Insurance Proceeds and Condemnation Awards or Compensation  36

Section 4.4.

Application If Event of Default Exists

37

SECTION 5.

DEFAULTS AND REMEDIES THEREFOR

37

Section 5.1.

Events of Default

37

Section 5.2.

Remedies

39

Section 5.3.

Application of Proceeds

42

Section 5.4.

Waiver of Extension, Appraisement and Stay Laws

42

Section 5.5.

Costs and Expenses of Foreclosure

43

Section 5.6.

Delay or Omission Not a Waiver

43

Section 5.7.

Restoration of Positions

44

Section 5.8.

Note to Become Due upon Sale

44

SECTION 6.

MISCELLANEOUS

44

Section 6.1.

Successors and Assigns

44

Section 6.2.

Severability

44

Section 6.3.

Addresses for Notices and Demands

44

Section 6.4.

Headings and Table of Contents

45

Section 6.5.

Release of Mortgage

45

Section 6.6.

Counterparts

45

Section 6.7.

Successor Mortgagee

45

Section 6.8.

Governing Law

45

Section 6.9.

Time

45

Section 6.10.

Limitations of Liability

45

Section 6.11.

Expenses, Stamp Tax Indemnity

46

Section 6.12.

Cooperation

46

Section 6.13.

No Merger of Estates

47

Section 6.14.

NAIC Filing.

47

Section 6.15.

Commitment.

47

Signature Page

49

ATTACHMENTS TO MORTGAGE:

EXHIBIT A

—

Legal Description of Real Property

-ii-

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING STATEMENT dated as of August 28, 2009 (the “Mortgage”), from BLUE RIDGE WNJ, LLC, a limited liability company organized under the laws of the State of New Jersey (the “Company”), having its principal office at P.O. Box 707, Blakeslee, Pennsylvania  18610, to WELLS FARGO BANK NORTHWEST, N.A. AS TRUSTEE under that certain Pass-Through Trust Agreement and Declaration of Trust dated as of August 28, 2009 (the “Mortgagee”), whose address is MAC:  1228-120, 299 South Main Street, 12th Floor, Salt Lake City, Utah 84111.

This Mortgage is also a Security Agreement and financing statement under the Uniform Commercial Code of the State of New Jersey and in compliance therewith the following information is set forth:

1.

The names and addresses of the Debtor and Secured Party are:

Debtor:

Blue Ridge WNJ, LLC
P.O. Box 707
Blakeslee, Pennsylvania  18610
Attention:  Eldon D. Dietterick

Secured Party:

Wells Fargo Bank Northwest, N.A. as Trustee

MAC:  1228-120

299 South Main Street, 12th Floor

Salt Lake City, Utah  84111
Attention:  Corporate Trust Services

2.

The property covered by this Security Agreement and financing statement is described in the Granting Clauses hereof.

3.

Some or all of the fixtures, equipment and other property described herein are or may become fixtures.

4.

The Debtor is the record owner of the real estate described in Exhibit A attached hereto and made a part hereof.

RECITALS

A.

The Company and the Mortgagee have executed and delivered the Note Purchase Agreement dated as of August 28, 2009 (the “Note Purchase Agreement”) providing for the commitment of the Mortgagee to purchase the 6.90% Senior Secured Note, due August 15, 2031 (the “Note”) of the Company in the principal amount of $4,038,000, to be dated the date of issue, expressed to bear interest from the date of issue until maturity at the rate of 6.90% per annum and will amortize as set forth in the amortization schedule attached thereto.  Interest on the Note will be computed on the basis of a 360-day year of twelve 30-day months.

B.

The Company, as successor-in-interest to Net Lease Development LLC, has leased the Property described in Granting Clause First below to Walgreen Eastern Co., Inc., a corporation organized under the laws of the State of New York (the “Tenant”), under and pursuant to the terms of that certain Lease dated May 18, 2005 (such Lease as it may heretofore or hereafter be amended, supplemented or modified and any replacement thereof is herein referred to as the “Lease”) and is assigning all of its right, title and interest in and to the Lease to the Mortgagee pursuant to this Mortgage.  The obligations of the Tenant under the Lease have been guaranteed by Walgreen Co., an Illinois corporation (the “Credit Lease Guarantor” ) in accordance with the terms of that certain Guaranty dated May 18, 2005 (the “Credit Lease Guaranty” ).

C.

The Note, as may be amended from time to time, and all principal thereof, premium, if any, and interest thereon and all additional amounts and other sums at any time due and owing from, and required to be paid by the Company under the terms of the Note, the Note Purchase Agreement, this Mortgage and the other Operative Agreements (as defined herein) are collectively hereinafter sometimes referred to as the “Indebtedness Hereby Secured.”

D.

The Company is duly authorized under all applicable provisions of law and its Organizational Documents (as defined herein) to issue the Note, to execute and deliver this Mortgage and to mortgage, convey and assign the Mortgaged Property (as defined herein) to the Mortgagee as security for the Indebtedness Hereby Secured and all action and all consents, approvals and other authorizations and all other acts and things necessary to make this Mortgage the valid, binding and legal instrument for the security of the Indebtedness Hereby Secured have been done and performed.

NOW, THEREFORE, THIS MORTGAGE WITNESSETH:  That the Company, in consideration of the premises, the purchase and acceptance of the Note by the Mortgagee and of the sum of Ten Dollars received by the Company from the Mortgagee and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on the Note according to its tenor and effect, and to secure the payment of all other Indebtedness Hereby Secured and the performance and observance of all the covenants, agreements and conditions contained in or incorporated by reference into the Note, this Mortgage, the Note Purchase Agreement or the other Operative Agreements, the Company does hereby grant, warrant, mortgage, assign, pledge, sell, demise, bargain, convey, transfer, set over and hypothecate unto the Mortgagee, its successors and assigns, forever, WITH POWER OF SALE, to the extent permitted by law, and grants to the Mortgagee, its successors and assigns, forever, a security interest in and to all and singular the following described properties, rights, interest and privileges and all of the Company’s estate, right, title and interest therein, thereto and thereunder (all of which properties, rights, interests and privileges hereby mortgaged, assigned, pledged and hypothecated or intended so to be are hereinafter collectively referred to as the “Mortgaged Property”):

GRANTING CLAUSE FIRST

THE PROPERTY

The parcel of land in County of Ocean, State of New Jersey, described in Exhibit A attached hereto and made a part hereof, together with the entire interest of the Company in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Company, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus and all elevators and escalators) and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Company in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Company in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Company either in law or in equity, in possession or expectancy, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Company and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the lien of this Mortgage, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rents, income, revenues, awards, issues and profits thereof, and the present and continuing right to make claim for, collect, receive and receipt for any and all of such rents, income, revenues, awards, issues and profits arising therefrom or in connection therewith (collectively, the “Property”).

GRANTING CLAUSE SECOND

THE LEASE, THE OTHER LEASES, RENTS AND THE LEASE GUARANTIES

The Lease, the Other Leases (defined below) and all of the Company’s estate, right, title, interest, claim and demand as landlord in, to and under the Lease and the Other Leases, including all extensions and renewals of the term thereof, and all existing or future amendments, supplements or modifications of the Lease and the Other Leases (and to any short memorandum form of the Lease and the Other Leases executed for recording purposes), together with all rights, powers, privileges, options and other benefits of the Company, if any, in, to and under the Lease Guaranties (as defined herein) and all rights, powers, privileges, options and other benefits of the Company as landlord under the Lease and the Other Leases, including, without limitation,

(a) the immediate and continuing right (whether or not an Event of Default under this Mortgage shall have occurred and be continuing) to receive and collect all rents (whether as fixed rent, basic rent, percentage rent, additional rent or otherwise), income, revenues, issues, profits, insurance proceeds, condemnation awards, bankruptcy claims, liquidated damages, purchase price proceeds and other payments, tenders and security payable to or receivable by the landlord under the Lease and the Other Leases; (b) if the Tenant exercises any right, or shall be required, to purchase the Mortgaged Property or the landlord’s interest therein, the right and power (such power and right being coupled with an interest) to execute and deliver as agent and attorney-in-fact of the landlord under the Lease and the Other Leases, an appropriate deed or other instruments of transfer necessary or appropriate for the conveyance and transfer to the purchaser of the Mortgaged Property or the portion thereof being so purchased, and all interest of the landlord therein and to perform in the name and for and on behalf of the landlord, as such agent and attorney-in-fact, any and all other necessary or appropriate acts with respect to any such purchase, conveyance and transfer; (c) the right to make all waivers, consents and agreements; (d) the right to give and receive copies of all notices and other instruments or communications; (e) the right to take such action upon the occurrence of an event of default or default under the Lease, the Other Leases and the Lease Guaranties, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Lease, the Other Leases, the Lease Guaranties, or by law; and (f) the right to do any and all other things whatsoever which the Company or any landlord is or may be entitled to do under the Lease, the Other Leases and the Lease Guaranties, or by law.

GRANTING CLAUSE THIRD

CONDEMNATION AWARDS

All of the right, title and interest of the Company in and to any award or awards or settlements or payments heretofore made or hereafter to be made by any municipal, county, state or federal authorities to the present or any subsequent owners of the Mortgaged Property, including without limitation any award or awards, or settlements or payments, hereafter made resulting from (i) condemnation proceedings or the taking of the Mortgaged Property, or any part thereof, under the power of eminent domain; or (ii) the alteration of grade or the location or the discontinuance of any street adjoining the Mortgaged Property or any portion thereof, or (iii) any other injury to or decrease in value of the Mortgaged Property; and the Company hereby agrees to execute and deliver from time to time such further instruments as may be requested by the Mortgagee to confirm such assignment to Mortgagee of any such award, damage, payment or other compensation.

GRANTING CLAUSE FOURTH

PERSONAL PROPERTY

All tangible and intangible personal property now owned or at any time hereafter acquired by the Company of every nature and description, and used in any way in connection with the Mortgaged Property, or any other portion of the same, including, without limitation, all inventory; goods; materials; supplies; equipment; furnishings; fixtures; accounts; accounts receivable; chattel paper; documents; instruments; investment property; money; bank accounts (including, without limitation, the Escrow Reserves (as defined in the Escrow and Servicing Agreement (as defined herein)) any accounts or reserves held by Mortgagee or by the Escrow Agent (as defined herein) under the terms of the Escrow and Servicing Agreement); deposit accounts; security deposits; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights, plans and specifications; permits, licenses and general intangibles; the rights of the Company under contracts, with respect to the Mortgaged Property or any portion thereof; signs, brochures, advertising and good will.

GRANTING CLAUSE FIFTH

OTHER AND AFTER-ACQUIRED PROPERTY

Any and all moneys and other property (including each amendment or supplement to any and all instruments included in the Mortgaged Property) which may from time to time, by delivery to the Mortgagee or by any instrument, including this Mortgage, be subjected to the lien hereof by the Company or by anyone on the behalf of the Company or with the consent of the Company, or which may come into the possession or be subject to the control of the Mortgagee pursuant to this Mortgage, or pursuant to any instrument included in the Mortgaged Property, it being the intention of the Company and the Mortgagee and it being hereby agreed by them that all property hereafter acquired by the Company and required to be subjected to the lien of this Mortgage or intended so to be shall forthwith upon the acquisition thereof by the Company be as fully embraced within the lien of this Mortgage as if such property were now owned by the Company and were specifically described in this Mortgage and granted hereby or pursuant hereto.

GRANTING CLAUSE SIXTH

PROCEEDS

All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds of insurance and condemnation awards and payments and all products, additions, accessions, substitutions and replacements of any of the foregoing.

SUBJECT, HOWEVER, as to all property or rights in property at any time subject to the lien hereof (whether now owned or hereafter acquired), to the following:

(a)

The agreement of the parties hereto that any and all improvements, trade fixtures, signs, furniture, furnishings, equipment, machinery or other tangible or intangible personal property located on the Mortgaged Property not owned by the Company, whether or not classified as fixtures under applicable law, are expressly excluded from the lien and security interest created by this Mortgage, and that the same shall in no instance be deemed to be encompassed within the term “Mortgaged Property”; and

(b)

The Permitted Encumbrances, as defined in Section 1 hereof; and

(c)

Excepted Rights.

TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee and its successors and assigns, in fee simple title forever, with the purpose of securing performance of each agreement, covenant and warranty of the Company contained in the Operative Agreements and payment of all Indebtedness Hereby Secured.

IN TRUST, NEVERTHELESS, WITH POWER OF SALE (to the extent permitted by law), upon the terms and trusts herein set forth for the benefit and security of all present and future holders of the Indebtedness Hereby Secured in accordance with its terms and all other sums payable hereunder or under the Note, and for the performance and observance of the Note and this Mortgage, all as herein set forth.

PROVIDED, NEVERTHELESS, and these presents are upon the express condition that if the Company performs the covenants herein contained and pays to the Mortgagee, its successors or assigns, the full amount of all Indebtedness Hereby Secured, the estate, right and interest of the Mortgagee in the property hereby conveyed shall cease and this Mortgage shall become null and void, but otherwise to remain in full force and effect.

It is agreed and understood by the parties hereto that:

1.

This Mortgage is intended to and shall constitute security for the entire Indebtedness Hereby Secured.

2.

Any part of the security herein described, and any security described in any other mortgage, assignment of lease or other instrument now or hereafter given to secure the indebtedness which is secured by this Mortgage, may be released by the Mortgagee without affecting the lien hereof on the remainder.

3.

The Company for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or to have the Mortgaged Property hereunder and the property covered by any other mortgage or assignment of lease securing the Note marshalled upon any foreclosure of any of said mortgages or assignments of leases, and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety.

4.

Upon the occurrence of an Event of Default hereunder, the Mortgagee has, among other things, the right to foreclose on the Mortgaged Property and dispose of the same.  To the extent permitted by law, the Mortgagee’s deed or other instrument of conveyance, transfer or release (which, if permitted by law, may be in the name of the Mortgagee or as attorney for the Company and the Mortgagee hereby is irrevocably appointed) shall be effective to convey and transfer to the grantee an indefeasible title to the property covered thereby, discharged of all rights of redemption by the Company or any person claiming under it, and to bar forever all claims by the Company or the said Mortgagee to the property covered thereby and no grantee from the Mortgagee shall be under any duty to inquire as to the authority of the Mortgagee to execute the same, or to see to the application of the purchase money.

5.

The assignment made under Granting Clause Second and Section 2.18 hereof is executed as a present, unconditional and absolute assignment and not merely as collateral security, and the execution and delivery of this Mortgage shall not in any way impair or diminish any obligations of the Company as landlord under the Lease nor impair, affect or modify any of the terms and conditions of the Note or the Note Purchase Agreement, nor shall any of such obligations be imposed upon the Mortgagee, including but not limited to collecting rentals or enforcing performance by the Tenant.  Without limiting the generality of the foregoing, the Mortgagee shall not be obligated to perform or discharge, nor does the Mortgagee hereby undertake to perform or discharge, any obligation, duty or liability under the Lease, or under or by reason of this Mortgage; and it is further understood and agreed that this Mortgage shall not operate to place responsibility for the control, care, management or repair of the Mortgaged Property upon the Mortgagee, nor for the carrying out of any of the terms and conditions of the Lease, nor shall it operate to make the Mortgagee responsible or liable for any waste committed on the Mortgaged Property by the Tenant or any other parties, or for any dangerous or defective condition of the Mortgaged Property, or for any negligence of the management, upkeep, or repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.  The Mortgagee may, at its option, although it shall not be obligated to do so, after giving written notice to the Tenant and the Company, perform any Lease covenant for and on behalf of the Company and may recover any money advanced, for any such purpose from the Company on demand, with interest at the Default Rate (as defined herein) (or at the maximum rate permitted by applicable law, whichever is less) from date of advancement.  Upon the payment of the principal of (and premium, if any) and all interest on the Note and of all other sums payable on the Note or under the Note Purchase Agreement or this Mortgage or any other Operative Agreement and the performance and observance of the provisions thereof, this Mortgage shall cease and terminate and all the estate, right, title, interest, claim and demand of the Company under the Lease in and to the above-described assigned property shall revert to the Company under the Lease, and the Mortgagee shall at the request of the Company deliver to the Company an instrument cancelling the assignment of Lease set forth in this Mortgage and reassigning the above-described assigned property to the Company.

6.

The Company does hereby irrevocably constitute and appoint the Mortgagee, its true and lawful attorney with full power of substitution, for it and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acceptance for any and all rents, income and other sums which are assigned under the Granting Clauses of this Mortgage with full power to sue for, settle, adjust or compromise any claim thereunder as surely as the Company could itself do and to endorse the name of the Company on all commercial paper given in payment or in part payment thereof, and in its discretion to file any claim or take any other action or proceedings either in its own name or in the name of the Company or otherwise, which the Mortgagee may deem necessary or appropriate to protect and preserve the right, title and interest of the Mortgagee in and to such rents and other sums and the security intended to be afforded by this Mortgage.

SECTION 1.

DEFINITIONS.

The following terms shall have the following meanings for all purposes of this Mortgage (any capitalized terms not otherwise defined herein shall have the meanings set forth therefor in the Note Purchase Agreement):

“Affiliate” of any specified Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, and any immediate family member of such specified Person and their Affiliates.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Bankruptcy Claims” is defined in Section 2.18(a) of this Mortgage.

“Bankruptcy Code” is defined in Section 2.18(a) of this Mortgage.

“Closing Date” is defined in the Note Purchase Agreement.

“Company” shall mean not only Blue Ridge WNJ, LLC, but also its successors and assigns.

“Credit Lease Guarantor” is defined in the Recitals hereto.

“Credit Lease Guaranty” is defined in the Recitals hereto.

“Default” shall mean any event which would constitute an Event of Default if any requirement in connection therewith for the giving of notice, or the lapse of time, or the happening of any further condition, event or action had been satisfied.

“Default Rate” shall mean 8.90% per annum.

“Environmental Legal Requirement” shall mean any applicable local, state or federal law, statute, ordinance, rule or regulation relating to public health, safety or the environment,

including, without limitation, relating to releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, transportation, treatment, storage or management of solid or hazardous wastes or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid substances and any regulation, order, notice or demand issued pursuant to such law, statute, ordinance, rule or regulation, in each case applicable to the property of the Company and its Subsidiaries or the operation, construction or modification of any thereof, including without limitation the following: the Clean Air Act, the Federal Water Pollution Control Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act as amended by the Solid and Hazardous Waste amendments of 1984, the Occupational Safety and Health Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Materials Transportation Act, the Solid Waste Disposal Act, all as amended, and any local, state or federal laws, statutes, ordinances, rules or regulations addressing similar matters, and any local, state or federal law, statute, ordinance, rule or regulation providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of hazardous substances and any local, state or federal nuisance law, statute, ordinance, rule or regulation.

“Escrow Agent” shall mean RBC Capital Advisors, Inc., as Escrow Agent under the Escrow and Servicing Agreement, and its successors and assigns.

“Escrow and Servicing Agreement” shall mean that certain Escrow and Servicing Agreement dated as of the date hereof among the Company, the Mortgagee and the Escrow Agent.

“Escrow Shortfall” is defined in the Escrow and Servicing Agreement.

“Event of Default” shall mean any events specified in Section 5.1 hereof including all notice, cure and grace periods.

“Event of Loss” with respect to the Mortgaged Property shall mean any casualty or condemnation described in the Lease.

“Excepted Rights” shall mean the Company’s right prior to the occurrence of a Default or an Event of Default, but not to Mortgagee’s exclusion (1) to receive from the Tenant certificates and other documents and information that the Tenant is required to give or furnish to the Company in accordance with the Lease, (2) to inspect the Mortgaged Property and all records relating thereto, and (3) to demand performance or observance by the Tenant under the Lease of the applicable terms, conditions and agreements of the Lease as allowed by law, equity, or the Lease; provided, however, the Company may not (X) accelerate payment of Rent, or (Y) give any notice, sue or pursue any remedy or take any action under the Lease that might have the effect of (A) terminating the Lease, (B) dispossessing the Tenant, (C) declaring the Lease forfeited or terminated, (D) reducing any of the Tenant's obligations under the Lease, or

(E) adversely affecting the rights of the Company as landlord under the Lease, the value of the Mortgaged Property or the rights or interests of Mortgagee under the Operative Agreements, without in each instance Mortgagee’s prior written consent which Mortgagee may grant or withhold in its sole discretion.

“Existing Guarantors” shall mean the owners of the Company acting as guarantors under the Indemnity and Guaranty Agreement.

“Existing Indemnitors” shall mean the owners of the Company acting as indemnitors under the Hazardous Material Indemnity Agreement.

“Existing Owner” is defined in Section 2.3(h) of this Mortgage.

“Hazardous Material” shall mean any hazardous, toxic or harmful chemical, substance, waste, material, byproduct, pollutant, contaminant, compound or product, including without limitation, asbestos, polychlorinated byphenyls, petroleum products (including crude oil or any fraction thereof), flammable explosives, radioactive materials, mold, mildew, infectious substances or raw materials which include hazardous constituents and any other substance or material the exposure, use, disposal or handling of which is regulated by any Environmental Legal Requirement.

“Hazardous Material Indemnity Agreement” shall mean that certain Hazardous Material Indemnity Agreement dated as of August 28, 2009 from the Existing Indemnitors and the Company in favor of the Mortgagee.

“Improvements” means all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon the land described on Exhibit A hereto.

“Indebtedness” of any Person shall mean, without duplication (a) all obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (b) rents payable by such Person under all leases (whether or not capitalized on the books of such Person in accordance with generally accepted accounting principles) having a fixed term of one year or more from the original date or which are renewable or extendible by the lessee for a period or periods aggregating one year or more from the original date, (c) all indebtedness, obligations and liabilities secured by any lien existing on property owned by such Person subject to such lien, whether or not such indebtedness, obligations or liabilities have been assumed, and (d) all guarantees (whether by discount or otherwise), endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, or otherwise acquire, or become liable upon or in respect of, the indebtedness, obligations or liabilities of any Person or other entity whether or not reflected in the balance sheet of such Person.

“Indebtedness Hereby Secured” is defined in Recital C hereto.

“Indemnified Liabilities” is defined in Section 2.24 of this Mortgage.

“Indemnitor” shall mean any Existing Indemnitor or any Successor Indemnitor.

“Indemnity and Guaranty Agreement” shall mean that certain Indemnity and Guaranty Agreement dated as of August 28, 2009 from the Existing Guarantors in favor of the Mortgagee.

“Investment Grade” shall mean a rating of “BBB” or better, as rated by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. or a rating of “Baa” or better, as rated by Moody’s Investor Service, Inc.

“Lease” is defined in Recital B hereto.

“Lease Assignment” shall mean the assignment of the Lease, the Other Leases, the Lease Guaranties and Rents set forth in Granting Clause Second and Section 2.18 of this Mortgage.

“Lease Guarantor” is defined in Section 2.18(a) of this Mortgage.

“Lease Guaranty” is defined in Section 2.18(a) of this Mortgage.

“Loan” is defined in Section 6.12 of this Mortgage.

“Make-Whole Amount” means, with respect to the Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to the Note, the principal of such Note that is to be prepaid pursuant to Section 2.12 of this Mortgage or has become or is declared to be immediately due and payable pursuant to Section 5.2 of this Mortgage, as the context requires.

“Discounted Value” means, with respect to the Called Principal of the Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of the Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX-1” on the Bloomberg Financial Markets (or such other display as may replace Page PX-1 on the Bloomberg Financial Markets) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such

Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of the Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.12 of this Mortgage or Section 5.2 of this Mortgage.

“Settlement Date” means, with respect to the Called Principal of the Note, the date on which such Called Principal is to be prepaid pursuant to Section 2.12 of this Mortgage or has become or is declared to be immediately due and payable pursuant to Section 5.2 of this Mortgage, as the context requires.

“Management Agreement” is defined in Section 2.14(e) of this Mortgage.

“Maturity Date” shall mean August 15, 2031.

“Mortgaged Property” is defined in the Recitals hereto.

“Mortgagee” shall mean Wells Fargo Bank Northwest, N.A. as Trustee under that certain Pass-Through Trust Agreement and Declaration of Trust dated as of August 28, 2009 and its successors and assigns.

“Non-Recourse Person” is defined in Section 6.10 of this Mortgage.

“Note” is defined in Recital A hereto.

“Note Purchase Agreement” is defined in Recital A hereto.

“Operative Agreements” shall mean, collectively, the Note Purchase Agreement, the Lease, this Mortgage, the Hazardous Material Indemnity Agreement, the Indemnity and Guaranty Agreement, the SNDA Agreement, the Escrow and Servicing Agreement, and the Note.

“Organizational Documents” of any entity shall mean (a) in the case of a corporation, the articles or certificate of incorporation (or the equivalent of such items under state law) and the by-laws of such corporation, (b) in the case of a limited liability company, the certificate or articles of existence or formation and the operating agreement of such limited liability company, (c) in the case of a limited partnership, the certificate of formation and limited partnership agreement of such limited partnership and the Organizational Documents of the general partner of such limited partnership, (d) in the case of a trust, the certificate of formation (if applicable) and the trust agreement for such trust, and (e) any equivalent documents, to the foregoing under the State law where such entity was organized or formed.

“Other Leases” is defined in Section 2.18(a) of this Mortgage.

“Permitted Encumbrances” shall mean the liens described in clauses (a) through (i) of Section 2.17 of this Mortgage.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization.

“Personal Property” shall mean the personal property described in Granting Clause Fourth of this Mortgage.

“Rents” is defined in Section 2.18(a) of this Mortgage.

“Restoration” is defined in Section 4.1 of this Mortgage.

“Restoration Funds” is defined in Section 4.1 of this Mortgage.

“Secondary Market Transaction” is defined in Section 6.12 of this Mortgage.

“Security” shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

“SNDA Agreement” shall mean the Subordination, Non-Disturbance and Attornment Agreement among the Mortgagee, the Tenant and the Company.

“Subsidiary” shall mean any Person of which more than 50% (by number of votes) of the Voting Interest is owned and controlled by the Company and/or one or more Persons which are Subsidiaries of the Company.

“Successor Company” is defined in Section 2.3(g) of this Mortgage.

“Successor Indemnitor” is defined in Section 2.3(g) of this Mortgage.

“Successor Owner” is defined in Section 2.3(h) of this Mortgage.

“Taxes” is defined in Section 2.16 of this Mortgage.

“Tenant” shall mean not only Walgreen Eastern Co., Inc., a New York corporation, but also its successors and assigns.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State of New Jersey, as amended.

“Voting Interest” shall mean Securities or equity ownership interest of any class or classes of a Person, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

SECTION 2.

GENERAL COVENANTS AND WARRANTIES.

From and after the Closing Date (as defined in the Note Purchase Agreement) and continuing so long as the Indebtedness Hereby Secured, remains unpaid, the Company covenants that:

Section 2.1.

Office for Notices.  The Company will keep an office at P.O. Box 707, Blakeslee, Pennsylvania 18610 where notices, presentations and/or demands to or upon the Company in respect of said Note or this Mortgage may be given or made, until such time as the Company shall so notify the Mortgagee in writing of any change of location of such office.

Section 2.2.

Maintenance of Existence, Rights.  The Company will at all times preserve and keep in full force and effect its existence and will obtain and maintain in full force and effect all franchises, privileges, rights, licenses and permits and all other consents, approvals and authorizations of any governmental authority necessary for the ownership and efficient operation and maintenance of its business and property which failure to obtain and maintain would materially and adversely affect the properties, business, prospects, profits or condition of the Company.

Section 2.3.

Negative Covenants.  The Company will not:

(a)

engage in any business other than the ownership and development of the Mortgaged Property, the leasing of the Mortgaged Property to the Tenant and the financing thereof through the issuance of the Note, as expressly contemplated by the Operative Agreements to which the Company is a party;

(b)

be or become liable in respect of any guaranty, except for any guaranties that are part of, or permitted by the Operative Agreements;

(c)

incur any Indebtedness other than (i) Indebtedness Hereby Secured, (ii) Taxes not yet due and payable and items being contested pursuant to Section 2.16(b), (iii) trade payables incurred in the ordinary course of business not exceeding $500.00 paid within sixty (60) days of date incurred, and (iv) obligations under the Lease;

(d)

make, or permit to remain outstanding, any investment, loan or advance to, or own or acquire any stock or Securities of, any Person except that the Company may make any investment, loan or advance required to be made to satisfy its obligations under the Operative Agreements to which the Company is a party;

(e)

pay or declare any dividend, or make any other distribution if, after giving effect thereto, a Default or Event of Default would exist;

(f)

enter into any lease of any of the Mortgaged Property, whether as lessor or as lessee, other than the Lease or any sublease permitted under the Lease;

(g)

sell, transfer, exchange or otherwise dispose of the Mortgaged Property or any part or portion thereof, except as expressly permitted by this Mortgage, provided, however, that in addition to sales and/or transfers permitted by this Mortgage, one time prior to the maturity date of the Note the Company shall have the right to sell the entire Mortgaged Property to another entity (such entity is herein referred to as the “Successor Company”); provided, further, that in connection with any such transfer sale, the following conditions are met:

(i)

the Successor Company shall be a single purpose entity (the Organizational Documents of which shall contain provisions acceptable to the Mortgagee and similar to those required by the Mortgagee to be added to the Company’s Organizational Documents in connection with the issuance of the Note) and shall obtain all required governmental consents, approvals and authorizations;

(ii)

after giving effect to the sale, the Successor Company shall be in compliance with this Mortgage and no Default or Event of Default shall have occurred which shall then be continuing;

(iii)

the Successor Company shall assume all rights, duties and obligations of the Company under the Operative Agreements arising after the date of such assumption;

(iv)

the Successor Company shall have delivered to the Mortgagee an opinion of its counsel which is satisfactory in form to the Mortgagee covering the due authorization, execution, delivery and enforceability of documents entered into by the Successor Company to comply with the foregoing conditions of this paragraph (g) and covering such other related matters as the Mortgagee or special counsel to the beneficial holder of the Note may reasonably require;

(v)

the Successor Company and the beneficial owner or owners of equity interests in the Successor Company (the “Successor Indemnitors”) shall have entered into and delivered to the Mortgagee a Hazardous Material Indemnity Agreement and an Indemnity and Guaranty Agreement as applicable, in the same form as such documents delivered to the Mortgagee on the Closing Date and the reputation, creditworthiness and experience of the Successor Indemnitors in real estate management and development shall be reasonably acceptable to the Mortgagee; provided, however, it shall not be unreasonable for the Mortgagee to reject a Successor Indemnitor that has a net worth less than the net worth of the Existing Indemnitor. Upon the execution and delivery of the Indemnity and Guaranty Agreement and the Hazardous Material Indemnity Agreement by the Successor Company and the Successor Indemnitors, as applicable, to the Mortgagee, the Company, the Existing Indemnitors and the Existing Guarantors shall be released from any future liability accruing from and after the effective date thereof;

(vi)

all filings, recordings and title insurance date downs or endorsements which are deemed necessary by the Mortgagee or special counsel to the beneficial holder of the Note shall have been made in appropriate public offices;

(vii)

the Company shall (A) pay to the Mortgagee a fee equal to 1.00% of the then outstanding principal amount of the Note (provided, however, no such fee shall be due if the Mortgaged Property is sold to family members or trusts for estate planning purposes) and (B) pay all of the reasonable legal fees and expenses of the special counsel representing the beneficial holder of the Note in connection with the sale of the Mortgaged Property to the Successor Company; and

(viii)

the Company shall deliver to the Mortgagee a copy of a waiver executed by the Tenant pursuant to which the Tenant waives any right of first refusal, right of first offer or other purchase option (if any) vested in the Tenant pursuant to the terms of the Lease or otherwise.

Notwithstanding anything to the contrary contained herein or in any other Operative Agreement, the Company shall not be permitted to sell the Mortgaged Property to the Tenant without the prior written consent of the Mortgagee.

If the Mortgaged Property is sold in accordance with the terms of this Section 2.3(g), then upon satisfaction of the conditions set forth therein, the Company shall be released from all liability under this Mortgage and the other Operative Agreements, except for obligations accruing prior to the date of such sale;

(h)

permit any direct or indirect holder or owner of an equity, ownership, membership, partnership, or voting interest in the Company (an “Existing Owner”) to sell, transfer, exchange or otherwise dispose of such interest in any transaction or series of transactions that would result in a different Person or entity holding or owning, directly or indirectly, a controlling interest in the Company than held or owned such controlling interest on the Closing Date (each a “Transfer”) (nothing herein shall be deemed a limitation on the transfer, directly or indirectly, of non-controlling ownership interests in the Company so long as the same Person or entity holding or owning a controlling interest in the Company on the Closing Date continues to hold or own such controlling interest after giving effect to such transfer); provided, however, that one time prior to the maturity date of the Note the holder or holders of a controlling interest in the Company shall have the right to sell such controlling interest to another Person or entity (the “Successor Owner”); provided that in connection with such sale, the following conditions are met:

(i)

after giving effect to the sale, the Company shall be in compliance with this Mortgage and no Default or Event of Default shall have occurred which shall then be continuing;

(ii)

the Successor Owner shall have assumed the obligations of the Existing Guarantors and Existing Indemnitors under, or entered into agreements in the same form as, the Indemnity and Guaranty Agreement and the Hazardous Material Indemnity Agreement delivered on the Closing Date;

(iii)

the reputation, creditworthiness and experience of such Successor Owner in real estate management and development shall be reasonably acceptable to the Mortgagee; provided, however, it shall not be unreasonable for the Mortgagee to reject a Successor Owner that has a net worth less than the net worth of the Existing Indemnitor; and

(iv)

the Successor Owner shall (A) pay to the Mortgagee a fee equal to 1.00% of the then outstanding principal amount of the Note (provided, however, no such fee shall be due if the Mortgaged Property is sold to family members or trusts for estate planning purposes) and (B) pay all of the reasonable legal fees and expenses of the special counsel representing the beneficial holder of the Note in connection with the sale of such interest to the Successor Owner.

If a controlling interest in the Company is sold in accordance with the terms of this Section 2.3(h), then upon satisfaction of the conditions set forth therein, the Existing

Owner shall be released from all liability under this Mortgage and the other Operative Agreements, except for obligations accruing prior to the date of such sale;

(i)

a Transfer within the meaning of Section 2.3(h) shall not include (i) transfers of ownership interests in the Company made by devise or descent or by operation of law upon the death of a member of the Company, subject however, to all the following requirements:  (A) written notice of any transfer under this Section 2.3(i) whether by will, trust or other written instrument, operation of law or otherwise, is provided to Mortgagee, together with copies of such documents relating to the transfer as Mortgagee may reasonably request, (B) control over the management and operation of the Mortgaged Property thereafter is assumed by persons who are acceptable in all respects to Mortgagee in its reasonable discretion, (C) no such transfer will release the respective estate from any liability as an Existing Indemnitor, and (D) no such transfer, death or other event has any adverse effect either on the bankruptcy-remote status of the Company or on the status of the Company as a continuing legal entity liable for the payment of the Indebtedness Hereby Secured and the performance of all other obligations secured hereby;

(j)

institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition under state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company, or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as required by law, admit in writing its inability to pay its debts generally as they become due, or take any company action in furtherance of any such action;

(k)

amend or modify the Organizational Documents of the Company;

(l)

create, organize or establish any Subsidiary;

(m)

conduct its business in any manner that would likely result in the substantive consolidation of the Company with its member or members in bankruptcy; or

(n)

violate, or permit any holder of an equity interest in the Company to violate, the shopping center use restrictions outlined in Section 8 of the Lease.

Section 2.4.

Mergers and Consolidations.  The Company will not consolidate with or be a party to a merger with any other Person.

Section 2.5.

Financial Information and Reports.  The Company will keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company in accordance with the accounting basis used for income tax purposes and will furnish to the Mortgagee:

(a)

As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of the Company, copies of:

(i)

a balance sheet of the Company as of the close of such fiscal year, and

(ii)

a statement of operating income, retained earnings and cash flows of the Company for such fiscal year,

in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by a certificate of an officer of the Company to the effect that such financial statements have been prepared in accordance with the accounting basis used for tax purposes, are complete and correct and present fairly, in all material respects, the financial condition of the Company; provided, that if the financial statements required by this paragraph (a) shall be prepared by a firm of independent public accountants, then in lieu of a statement certified by an officer of the Company, copies of such statements shall be furnished to the Mortgagee at the times required by the preceding provisions of this paragraph (a);

(b)

Within the periods provided in paragraph (a) above, the written statement of the Company, signed by an authorized officer of the Company, stating whether, to the best of his knowledge, there existed as of the date of such financial statements and on the date of the certificate any Default or Event of Default under this Mortgage, and specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto; and

(c)

Such additional information as the Mortgagee may reasonably request concerning the Company.

The Company will permit the Mortgagee (or such Persons as the Mortgagee may designate) to visit and inspect the Mortgaged Property under the Company’s guidance, to examine all of its books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, agents and representatives, all at such reasonable times and as often as any such holder may reasonably desire, in each case subject to the terms and conditions set forth in the Lease, provided, that at any time when an Event of Default shall have occurred and be then continuing, such visit and inspection shall be at the expense of the Company.

Section 2.6.

Notice of Default.  The Company will, immediately upon an officer or member of the Company acquiring actual knowledge of a Default or Event or Default, furnish a written notice to the Mortgagee specifying the nature and period of existence of such condition or event and what action the Company is taking or proposes to take with respect thereto.

Section 2.7.

Mortgage Title Insurance Policy.  The Company will, within sixty (60) days following the Closing Date, at its own cost and expense, procure and deliver to the

Mortgagee or its counsel an ALTA Policy issued by a title insurance company acceptable to the Mortgagee which policy shall conform to the commitment or pro forma, as applicable, for title insurance issued to the Beneficiary in the form attached as an exhibit to the Escrow Instruction Letter delivered at Closing which policy shall be not less than the principal amount of the Note issued and delivered on the Closing Date covering the Mortgaged Property showing marketable fee title to the Mortgaged Property to be in the Company, subject only to Permitted Encumbrances, which policy shall also insure the Mortgagee against all loss or damage sustained by reason of this Mortgage not being a first and paramount lien at the date of such policy upon title to the Mortgaged Property and which policy shall show recordation of this Mortgage and the SNDA Agreement, shall be dated the Closing Date and shall otherwise be in form and substance satisfactory to the Mortgagee.

Section 2.8.

Payment of Certain Taxes.  The Company covenants and agrees to pay all taxes, assessments and governmental charges or levies imposed upon this Mortgage or the Note or any other Indebtedness Hereby Secured.

Section 2.9.

Ownership of Mortgaged Property.  The Company covenants and warrants that it has good and marketable title to the Mortgaged Property hereinbefore conveyed to the Mortgagee free and clear of all liens, charges and encumbrances whatever except Permitted Encumbrances, and the Company has full right, power and authority to grant, warrant, mortgage, pledge, assign, sell, demise, bargain, hypothecate, convey, grant a security interest in, transfer and set over the same to the Mortgagee for the uses and purposes in this Mortgage set forth; and the Company will warrant and defend the title to the Mortgaged Property against all claims and demands whatsoever.  Without limiting the foregoing, the Company represents and warrants that the restrictions, exceptions, reservations, limitations, interests and other matters, if any, set forth immediately following the specific descriptions of the parcels of land in Exhibit A attached hereto, together with all other restrictions, exceptions, reservations, limitations, interests and other matters, if any, existing on the date of execution and delivery of this Mortgage, do not in the aggregate impair the value of the Mortgaged Property or adversely affect the utility, structural integrity or beneficial enjoyment of the Mortgaged Property for the uses to which the Mortgaged Property is being put.

Section 2.10.

Further Assurances.  The Company will, at its own expense, do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the better assuring, conveying, assigning and confirming unto the Mortgagee all of the Mortgaged Property, or property intended so to be, whether now owned or hereafter acquired.

Section 2.11.

Payment of Principal and Interest.  The Company will duly and punctually pay the principal of, and premium of, if any, and interest on the Note secured hereby according to the terms thereof.

Section 2.12.

Prepayment of Note.   No prepayment of the Note may be made except to the extent and in the manner expressly permitted by this Section 2.12.

(a)

Required Prepayment without Make-Whole Amount in the Event of Casualty or Condemnation.  In the event of a casualty or condemnation of all or a portion of the Mortgaged Property which results in a termination of the Lease, the Company shall prepay the Note in whole, but not in part, by payment of the principal amount of the Note then outstanding, together with accrued interest thereon to the date of such prepayment, which prepayment shall be made taking into account the proceeds paid under any insurance policies carried pursuant to this Mortgage, but without any Make-Whole Amount.

(b)

Optional Prepayment with Make-Whole Amount.  The Company shall have the privilege, at any time and from time to time, of prepaying the outstanding Note, in whole but not in part by payment of the principal amount of the Note, and accrued interest thereon to the date of such prepayment, together with a premium equal to the Make-Whole Amount, determined as of two (2) business days prior to the date of such prepayment pursuant to this Section 2.12(b).

(c)

Notice of Prepayments.

The Company will give notice of any intended prepayment of the Note pursuant to Section 2.12(b) to the Mortgagee not less than thirty (30) days nor more than sixty (60) days before the date fixed for such prepayment specifying (i) such date, (ii) the principal amount of the Note to be prepaid on such date, (iii) that a premium may be payable, (iv) the date as of which such premium will be calculated, (v) the estimated premium, and (vi) the accrued interest applicable to the prepayment.  Such notice shall be accompanied by a certificate addressed to the Mortgagee from the president or a senior financial officer of the Company as to the estimated premium due with respect to the Note in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Notice of prepayment having been so given, the principal amount of the Note specified in such notice, together with accrued interest thereon and the premium, if any, payable with respect thereto shall become due and payable on the prepayment date specified in said notice.  Not later than two (2) business days prior to the prepayment date specified in such notice, the Company shall provide the Mortgagee written notice of the premium, if any, payable in connection with such prepayment and, whether or not any premium is payable, a reasonably detailed computation of the Make-Whole Amount (using such method of computation approved by the Beneficiary as provided above) due with respect to the Note in connection with such prepayment, which computation shall be certified to the Mortgagee by the president or a senior officer of the Company.

Section 2.13.

Method and Place of Payment of Principal and Interest.  Anything in the Note or this Mortgage to the contrary notwithstanding, the Company will promptly and punctually pay, or cause the Escrow Agent to pay, the principal of the Note and premium, if any, and interest thereon, without any presentment thereof, at the address set forth for payment on Schedule I attached to the Escrow and Servicing Agreement (or to any nominee designated by the Mortgagee) as payee, at its address specified in writing to, and received by, the Company at least ten (10) days prior to the date fixed for such payment) and if a bank account is designated for the Mortgagee in said Schedule I, payments will be made in immediately available funds to such bank account, or payments will be made in such other manner or such other place within the continental limits of the United States as the Mortgagee may reasonably direct in writing.  If the Mortgagee shall sell or transfer the Note, the Mortgagee will notify the Company of such action and of the name and address of the transferee of the Note and the Mortgagee will, prior to the delivery of the Note, make a notation on the Note of the date to which interest has been paid on the Note and, if not previously made, a notation on the Note of the extent to which any payment has been made on account of the principal of the Note.

Section 2.14.

Maintenance of Mortgaged Property, Other Liens, Compliance with Laws, Etc.   (a) The Company shall (i) subject to Sections 3 and 4 hereof, promptly repair, restore or rebuild or cause any such repair, restoration or rebuilding of, any buildings or improvements now or hereafter located on the Mortgaged Property which may become damaged or be destroyed, (ii) keep, or cause to be kept, the Mortgaged Property in good condition and repair, ordinary wear and tear excepted, without waste, and free from all claims, liens, charges and encumbrances other than Permitted Encumbrances, (iii) pay, or cause to be paid, when due any indebtedness which may be secured by a lien or charge on the Mortgaged Property which does not constitute a Permitted Encumbrance, and upon request exhibit satisfactory evidence of the discharge of such lien to the Mortgagee, (iv) comply with, or cause to be complied with, all requirements of law or municipal ordinances with respect to the Mortgaged Property and the use thereof (including, without limitation, any law or municipal ordinance with respect to environmental protection or hazardous wastes), failure to comply with which would result in any material interference with the use or operation of the Mortgaged Property by the Company, (v) promptly procure, maintain and comply with, or cause to be promptly procured, maintained and complied with, all permits, licenses and other authorizations required for the use of the Mortgaged Property or any erection, installation, operation and maintenance of the Mortgaged Property or any part thereof, and (vi) make no material alterations in said Mortgaged Property except as required by law or municipal ordinance or as permitted under the Lease; provided, however, that so long as the Mortgaged Property is subject to the Lease, (A) the requirements with respect to the maintenance, repair, restoration and rebuilding of the Mortgaged Property contained in this Section 2.14 shall be satisfied by the maintenance, repair, restoration and rebuilding of the Mortgaged Property in accordance with and to the extent provided in the Lease and (B) the exercise by Tenant of any right granted to it under the Lease shall not give rise to a default under this Mortgage if such right is exercised in compliance with the Lease so long as neither the lien nor the priority of this Mortgage is impaired by the exercise of such rights.

(b)

The Company may, or may permit the Tenant to, (i) construct upon the Mortgaged Property additional buildings, structures and other improvements and (ii) install, assemble and place upon the Mortgaged Property any trade fixtures, signs, furniture, furnishings, equipment, machinery and other tangible personal property used or useful in the business of the Company or the Tenant or any subtenant, as the case may be, whether or not classified as fixtures under applicable law.  All such buildings, structures and other improvements shall be and remain part of the realty and shall be subject to this Mortgage.  Such trade fixtures, signs, furniture, furnishings, equipment, machinery and other tangible personal property shall be and remain the property of the Company or the Tenant as the case may be, shall not be deemed part of the Mortgaged Property for purposes of condemnation or casualty, and the Company or the Tenant, as the case may be, may remove the same from the Mortgaged Property at any time prior to the expiration or earlier termination of this Mortgage, provided that the Company, at its expense, shall repair or shall cause the Tenant to repair any damage to the Mortgaged Property resulting from such removal.

(c)

Any repair, restoration, rebuilding, substitution, replacement, modification, alteration of or addition to the Mortgaged Property pursuant to this Section 2.14 must not impair the market value or usefulness of the Mortgaged Property for use in the ordinary course of business; shall be expeditiously performed in a good and workmanlike manner and be completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, including to the extent necessary to maintain in full force and effect the policies of insurance required by Section 2.15 hereof.  All costs and expenses of each such repair, restoration, rebuilding, substitution, replacement, the discharge of all liens filed against the Mortgaged Property arising out of the same, together with all costs and expenses necessary to obtain any permits or licenses required in connection therewith shall be promptly paid by the Company or the Tenant.

(d)

The Company will only use and operate the Mortgaged Property, or permit the same to be used and operated, for any lawful purpose.  The Company will not initiate, join in, acquiesce in, or consent to any change in any legal requirements, limiting or defining the use that may be made of the Mortgaged Property without the express written consent of the Mortgagee (which consent shall not be unreasonably withheld).  If, under applicable zoning provisions, the use of all or a portion of the Mortgaged Property is or will become a nonconforming use, the Company will not cause or permit such nonconforming use to be discontinued or abandoned without the Mortgagee’s express written consent.

(e)

Prior to entering into any management agreement or other agreement with respect to the management of the Mortgaged Property (a “Management Agreement”), the Company shall execute and deliver to Mortgagee, or cause to be executed and delivered to Mortgagee, a Subordination of Management Agreement, in form and substance satisfactory to Mortgagee, pursuant to which the party who shall act as manager of the Mortgaged Property under such Management Agreement shall, among other things, subordinate its right to payment for services rendered in managing the Mortgaged Property to the payment of the debt service to Mortgagee with respect to the Note.

Section 2.15.

Insurance.  (a) The Company will continuously maintain, or will cause to be continuously maintained, the following-described insurance coverage:

(i)

 Insurance with respect to the Improvements and Personal Property insuring against any peril now or hereafter included within the classification “Cause of Loss – Special Form” (sometimes referred to as “All Risk of Physical Loss”), without exclusion for terrorism and together with an “Ordinance and Law” endorsement, in amounts at all times sufficient to prevent Mortgagee from becoming a co-insurer within the terms of the policies and under applicable law, but in any event such insurance shall be maintained in an amount which, after application of deductible, shall be equal to the full insurable value of the Improvements and Personal Property, the term “full insurable value” to mean the actual replacement cost of the Improvements and Personal Property

(without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer, a recognized independent insurance broker or an independent appraiser selected and paid by the Company and in no event less than the coverage required pursuant to the terms of any Lease;

(ii)

Comprehensive public liability insurance on an “occurrence basis” or a “claims made basis” against claims for “personal injury” including without limitation bodily injury, death or property damage occurring on, in or about the Mortgaged Property and the adjoining streets, sidewalks and passageways, provided that such insurance shall afford immediate minimum protection to a combined single limit of at least $2,000,000 per person and accident and at least $1,000,000 for property damage liability; and

(iii)

Non-cancelable insurance against a condemnation of the Mortgaged Property which results in a termination of the Lease or an abatement of or reduction in rent in an amount not less than the unamortized principal balance of the Note (the “Special Risk Policy”).

(b)

Any insurance coverage maintained in accordance with Section 2.15(a) shall at all times be written by insurance companies of recognized national standing and with a rating of A- or better by A.M. Best Company or an equivalent rating by an NAIC-approved rating organization and authorized to do business in the State of New Jersey and:  (A) shall name the Company and the Mortgagee as insureds, additional insureds or loss payee (as applicable), as their interests may appear, (B) in the case of policies covering loss or damage to the Mortgaged Property, shall provide that such losses, if any, shall be payable solely to the Mortgagee or, at the direction of the Mortgagee, the depository under a standard mortgagee or beneficiary loss payable clause satisfactory to the Mortgagee, (C) shall provide that the Mortgagee’s interest shall be insured regardless of any breach or violation by the Company of any warranties, declarations or conditions contained in such policies, (D) such insurance, as to the interest of the Mortgagee therein, shall not be invalidated by the use or operation of the Mortgaged Property for purposes which are not permitted by such policies, nor by any foreclosure or other proceedings relating to the Mortgaged Property, nor by change in title to or ownership of the Mortgaged Property, (E) the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Company, (F) if any premium or installment is not paid when due, or if such insurance would lapse or be canceled, terminated or materially changed for any reason whatsoever, the insurers will promptly notify the Mortgagee and any such lapse, cancellation, termination or change shall not be effective as to the Mortgagee for thirty (30) days after receipt of such notice, (G) appropriate certification shall be made to the Mortgagee by each insurer with respect thereto, and (H) shall provide for deductibles in amounts not in excess of amounts as is customary for companies similarly situated and owning properties in the State of New Jersey similar to the Mortgaged Property; provided, however, notwithstanding the foregoing, any insurance coverage maintained in accordance with Section 2.15(a)(i) and (ii) may be maintained by the Tenant pursuant to a program of self-insurance so long as the Tenant maintains a net worth of at least $100,000,000 and a long-term debt rating of at least Investment Grade.  Provided no Default or

Event of Default has occurred or is continuing, the loss, if any, under any policy pertaining to loss by reason of damage to or destruction of any portion of the Mortgaged Property shall be adjusted with the insurance companies by the Company, subject to the reasonable approval of the Mortgagee if the loss exceeds $50,000.  The loss so adjusted shall be paid to the Mortgagee pursuant to said loss payable clause unless said loss is $50,000 or less in which case said loss shall be paid directly to the Company, provided no Default or Event of Default has occurred and is continuing, in which event any such loss shall be paid to the Mortgagee.

(c)

The Company shall furnish the Mortgagee with certificates or other satisfactory evidence of maintenance of the insurance required hereunder (including, without limitation, evidence of self-insurance by the Tenant, if applicable) and with respect to any renewal policy or policies shall furnish certificates evidencing such renewal not less than thirty (30) days prior to the expiration date of the original policy or renewal policies.  All such policies shall provide that the same shall not be canceled without at least thirty (30) days’ prior written notice to each insured named therein.

Section 2.16.

Payment of Taxes and Other Charges.  (a) The Company will pay and discharge (if they are not otherwise paid by Tenant under the Lease), before the same shall become delinquent, together with interest and penalties thereon, if any, (i) all taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), levies, fees, water, sewer, electrical and other utility service rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, and whether or not within the contemplation of the parties hereto, which are at any time levied upon or assessed against it or the Mortgaged Property or any part thereof or upon this Mortgage or the Note secured hereby, or upon the revenues, rents, issues, income and profits in respect of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, which failure to pay would result in the creation of a lien upon the Mortgaged Property or any part thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property or in the diminution thereof or would result in any material interference with the use or operation of the Mortgaged Property by the Company, (ii) all franchise, excise and other taxes, fees and charges assessed, levied or imposed in respect of its existence or its right to do business in any state, (iii) all income, excess profits, excise, sales, franchise, gross receipts and other taxes, duties or imposts, whether of a like or different nature, assessed, levied or imposed by any governmental authority on it or the Mortgaged Property, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property if the failure to pay any such tax, duty or impost might result in the creation of a lien upon any asset of the Company or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or in the diminution thereof, and whether or not any such tax, duty or impost is payable directly by the Company or is subject to withholding at the source and (iv) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might result in the creation of a lien on the Mortgaged Property or upon the revenues, rents, issues, income and profits of the Mortgaged Property and, in general, will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of the Company, without expense to the Mortgagee (items (i) through (iv), inclusive, are collectively, the “Taxes”).

(b)

After prior written notice to the Mortgagee, the Company, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under any of the Operative Agreements, (ii) such proceeding shall suspend the collection of the Taxes from the Company and from the Mortgaged Property or the Company shall have paid all of the Taxes under protest, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the Company is subject and shall not constitute a default thereunder, (iv) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost and (v) the Company shall have maintained adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless the Company has paid all of the Taxes under protest, or the Company shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by the Mortgagee to insure the payment of any contested Taxes, together with all interest and penalties thereon.  Nothing in this Section 2.16(b) shall prohibit the Tenant from contesting the payment of Taxes to the extent the Tenant is permitted to do so under the terms and conditions of the Lease, and the Company shall not be deemed in default of its obligations hereunder so long as Tenant is diligently contesting the payment of such Taxes in compliance with the terms of the Lease.

Section 2.17.

Limitation on Liens.  The Company will not create or incur or suffer to be incurred or to exist, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind upon the Mortgaged Property, whether now owned or hereafter acquired, or upon any income or proceeds therefrom, except the following:

(a)

liens for property taxes and assessments or governmental charges or levies and liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

(b)

liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

(c)

liens, charges, encumbrances and priority claims incidental to the conduct of business or the ownership of properties and assets (including warehousemen’s and attorneys’ liens and statutory landlords’ liens) and deposits, pledges or liens to secure payment of premiums on insurance purchased in the usual course of business or in connection with self-insurance or in connection with workmen’s compensation, unemployment insurance or social security legislation, or to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

(d)

minor survey exceptions or minor encumbrances, easements or reservations of, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which encumbrances, easements, reservations, rights and restrictions do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of the Company;

(e)

the lien of this Mortgage;

(f)

the lien of the Lease, subject to the SNDA Agreement;

(g)

the lien of any permitted sublease from the Tenant, as sublessor, to any Person, as sublessee; provided that the lien thereof shall be subject to the terms of the Lease and the SNDA Agreement;

(h)

easements, rights of way, reservations, restrictive agreements, servitudes and rights of others against the Mortgaged Property and any other matters which are listed on Schedule B to the ALTA Title Insurance Policy delivered to the Mortgagee following the issuance and delivery of the Note; and

(i)

utility easements, rights of way or reservations granted or to be granted to service providers in connection with the development of the Mortgaged Property, which such utility easements, rights of way or reservations do not in the aggregate detract from or impair the value of or use of the Mortgaged Property and have been approved in writing by the Tenant.

Section 2.18.

Assignment; Obligations and Terms Respecting the Lease, the Other Leases and the Lease Guaranties.

(a)

Assignment.  In addition to, and not in contravention of, Granting Clause Second of this Mortgage, the Company, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to further secure the payment and performance by the Company of all Indebtedness Hereby Secured hereby absolutely and unconditionally assigns, transfers and grants to the Mortgagee the following property, rights, interests and estates, now owned, or hereafter acquired, by the Company:

(i)

Lease.  The Lease and the right, title and interest of the Company, its successors and assigns, therein and thereunder.

(ii)

Other Leases and Agreements.  All other leases, subleases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Mortgaged Property or any portion thereof now or hereafter made, together with any extension, renewal or replacement of the same (collectively, the “Other Leases”), this assignment of the Other Leases being effective without further or supplemental assignment.

(iii)

Rents.  All rents, additional rents, percentage rents, revenues, income, proceeds, payments, reimbursable amounts, issues and profits arising from the Lease, the Other Leases and the Lease Guaranties and any cash or security deposited in connection therewith (including, without limitation, all commissions and all oil and gas and other mineral royalties and bonuses) payable by the Tenant under the Lease or any other tenant under the Other Leases or any Lease Guarantor under any Lease Guaranty or otherwise, for or in connection with the use, enjoyment and occupancy of the Mortgaged Property (collectively, the “Rents”).

(iv)

Bankruptcy Claims.  All of the Company’s claims and rights (the “Bankruptcy Claims”) to the payment of damages arising from any rejection by the Tenant of the Lease or any other tenant under the Other Leases under the Bankruptcy Code, 11 U.S.C. §101 et seq., as the same may be amended (the “Bankruptcy Code”) or under any comparable federal or state statute or law.

(v)

Lease Guaranties.  All of the Company’s right, title and interest in and to the Credit Lease Guaranty and any and all other lease guaranties, letters of credit and any other credit support given in connection with the Lease and the Other Leases to the Company or predecessors (individually, a “Lease Guaranty”, and, collectively, the “Lease Guaranties”) by the Credit Lease Guarantor and any other guarantor (individually, a “Lease Guarantor,” and, collectively, the “Lease Guarantors”).

(vi)

Proceeds.  All proceeds from the sale or other disposition of the Lease, the Other Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

(vii)

Other.  All rights, powers, privileges, options and other benefits of the Company as lessor under the Lease and the Other Leases and beneficiary under the Lease Guaranties, including without limitation, (A) the immediate and continuing right to make claims for, receive, collect and receipt for, all Rents payable or receivable under the Lease and the Other Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Indebtedness Hereby Secured) and to do all other things which the Company or any lessor is or may become entitled to do under the Lease, the Other Leases or the Lease Guaranties; (B) the right to pursue and collect any claim in bankruptcy or receivership proceedings of the Tenant, any other tenant under the Other Leases or any Lease Guarantor; (C) the right to accept or reject any offer made by the Tenant, any other tenant under the Other Leases or any Lease Guarantor to purchase the Mortgaged Property or any part thereof and any other property subject to the Lease, the Other Leases or any Lease Guaranty and to perform all other necessary or appropriate acts with respect to such purchases; (D) the right to make all waivers and agreements, to give and receive all notices, consents and releases, and to take such action upon the happening of a default beyond applicable cure periods, if any, under the Lease, the Other Leases or any Lease Guaranty as the Company shall have the right under the Leases, the Other Leases or any Lease Guaranty or at law to take, including the right to commence, conduct and consummate eviction proceedings; (E) the right, at Mortgagee’s option to enter upon the Mortgaged Property or any portion thereof in person, by agent or by court-appointed receiver; and (F) the Company’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in this Mortgage and any or all  other actions designated by Mortgagee for the proper management and preservation of the Mortgaged Property.

This assignment is a perfected present, absolute, direct and unconditional assignment and transfer of all the Company’s right, title and interest in and to, but not the obligations under, the Lease, the Other Leases, the Lease Guaranties and the Rents made in consideration of the loan by Mortgagee to the Company and as additional security for the repayment of the Indebtedness Hereby Secured.

(b)

Obligations and Terms Respecting the Lease, the Other Leases and the Lease Guaranties.

(i)

At all times the Mortgaged Property shall be leased to the Tenant under the Lease, provided that, to the extent permitted thereby and by the SNDA Agreement, the Lease may be assigned or the Mortgaged Property sublet by the Tenant upon the terms and conditions set forth in the Lease and in the SNDA Agreement.  The Company will punctually perform all obligations, covenants and agreements by it to be performed under the Lease, the Other Leases and the Lease Guaranties strictly in accordance with the terms thereof, and will at all times do all things necessary to compel performance by the Tenant, any other tenant under the Other Leases and the Lease Guarantors of all covenants and agreements by them to be performed under the Lease, the Other Leases or the Lease Guaranties, as applicable.  The Company will take no action and permit no action to be taken by other Persons which will release the Tenant, any other tenant under the Other Leases or any Lease Guarantor from their obligations and liabilities under the Lease, the Other Leases or the Lease Guaranties, as applicable, or result in the termination, amendment or modification of, or impair the validity of, the Lease, the Other Leases or the Lease Guaranties, as applicable.  The Company will give to the Mortgagee notice of all defaults by the Tenant, any other tenant under the Other Leases or any Lease Guarantor, as applicable, under the Lease, the Other Leases or the Lease Guaranties, promptly after they have become known to the Company.  Neither this Mortgage nor any action or inaction on the part of the Mortgagee shall constitute an assumption on the part of the Mortgagee of any obligation to the Tenant, any other tenant under the Other Leases or any Lease Guarantor or any other Person under the Lease, the Other Leases or the Lease Guaranties.  No action or inaction on the part of the Company shall adversely affect or limit in any way the rights of the Mortgagee under this Mortgage, or, through this Mortgage, under the Lease, the Other Leases or the Lease Guaranties.

(ii)

The Company will not, except with the prior written consent of the Mortgagee, take or suffer to be taken any action or consent to or permit any prepayment or discount of Rents or payment of Rents more than one month in advance, under the Lease, the Other Leases or the Lease Guaranties.

(iii)

The Company will not, without the prior written consent of the Mortgagee:

(A)

declare a default or exercise the remedies of the landlord or beneficiary under, or terminate, modify or accept a surrender of, or exercise any recapture rights with respect to, or offer or permit any termination, modification or surrender of, the Lease, the Other Leases or the Lease Guaranties, or any reciprocal easement or restrictive covenant agreement or similar agreement running with the land or create or consent to the creation or existence of any mortgage or other lien to secure the payment of indebtedness upon the landlord’s interest under the Lease or the leasehold estate created thereby, the Other Leases or the Lease Guaranties or any part thereof, subject, however, to Tenant’s rights to assign its interest in the Lease in accordance with the terms thereof; or

(B)

other than to the Mortgagee, assign, transfer or hypothecate any Rents or other payment due or to become due under the Lease, the Other Leases or the Lease Guaranties or anticipate any Rents or other payment thereunder.

(iv)

The Company acknowledges that the Mortgagee has directed the Tenant in a letter of direction to deliver or remit directly to the Escrow Agent, all Rents (including, without limitation, all fixed rent, basic rent, percentage rent and all additional rent), income, revenues, issues, profits, insurance proceeds, condemnation awards, liquidated damages, purchase price proceeds and other payments, tenders and security now or hereafter due and payable to or receivable by the Company under the Lease, such amounts to be paid directly to the Escrow Agent in the manner provided therein or in such other manner as the Mortgagee may from time to time designate.  All amounts received by the Escrow Agent shall be applied in the manner provided herein and in the Escrow and Servicing Agreement.  The Company hereby agrees to send to the Mortgagee, in accordance with Section 6.3 hereof, copies of all notices and all other instruments or communications required or permitted to be given by the Company under the Lease, the Other Leases and the Lease Guaranties pursuant thereto.

(v)

Notwithstanding anything to the contrary set forth in the SNDA Agreement or any other document, the Company agrees that it will not enter into any agreement subordinating, amending, supplementing, hypothecating, waiving, discharging or terminating the Lease, the Other Leases or any Lease Guaranty or this Mortgage without the Mortgagee’s prior written consent thereto, and that any attempted subordination, amendment, supplement, hypothecation, waiver, discharge or termination without such consent shall be void.  The Company will not terminate the Lease, the Other Leases or any Lease Guaranty or take possession of the Mortgaged Property in the event of default without the express prior written consent of the Mortgagee.  In the event that the Lease, the Other Leases or any Lease Guaranty shall be amended or supplemented as herein permitted, the Lease, the Other Leases and the Lease Guaranties as so amended or supplemented shall continue to be subject to the provisions of this Mortgage without the necessity of any further act by any of the parties hereto.

(vi)

The Lease Assignment set forth in this Section 2.18 and Granting Clause Second of this Mortgage shall run with the land and be good and valid against the Company or those claiming by, under or through the Company, from the date hereof and such assignment shall continue to be operative during the foreclosure or any other proceeding taken to enforce this Mortgage.  In the event of a sale or foreclosure which shall result in a deficiency, such assignment shall stand as security during the redemption period for the payment of such deficiency.  The Mortgagee shall be permitted, at its sole option, to exercise remedies under such assignment separately from remedies exercised against other portions of the Mortgaged Property.

(c)

Excepted Rights.  Notwithstanding anything to the contrary contained in this Section 2.18, Section 2.18 is in all respects subject to the Excepted Rights of Grantor.

Section 2.19.

Advances.  If the Company shall fail to comply with the covenants contained herein or in the Note Purchase Agreement or in any other Operative Agreement and incorporated herein by reference, the Mortgagee, after five (5) days’ prior written notice to the Company, and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Company, and may enter upon the Mortgaged Property or any part thereof for such purpose and take all such action thereon as, in the opinion of the Mortgagee, may be necessary or appropriate therefor.  All sums so paid by the Mortgagee and all costs and expenses (including without limitation, reasonable attorneys’ fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurrence, shall be secured hereby in priority to the indebtedness evidenced by the Note and shall be paid by the Company to the Mortgagee on demand.  The Mortgagee in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof.

Section 2.20.

Recordation.  The Company will, at its own expense, cause this Mortgage (or a memorandum thereof), the SNDA Agreement, all supplements hereto and thereto, and any financing statements and continuation statements required by law, including the Uniform Commercial Code, in respect hereof and thereof at all times to be kept recorded and filed at its own expense in such manner and in such places as may be required by law in order to fully preserve and protect the rights of the Mortgagee hereunder and thereunder, and will furnish to the Mortgagee promptly after the execution and delivery of this Mortgage, the Lease, the SNDA Agreement and each supplement hereto and thereto an opinion of counsel stating that, in the opinion of such counsel, this Mortgage, the Lease (or a memorandum thereof), the SNDA Agreement or such supplement, as the case may be, has been properly recorded or filed for record so as to make effective of record the lien intended to be created hereby and/or thereby.

The Company hereby specifically consents to any financing statements and/or financing statements and continuation statements or other filings related to this Mortgage being made electronically, to the extent permitted by law.  Additionally, the Company hereby specifically consents to any other financing statements and/or financing statements and continuation statements or other filings related to this Security Agreement and/or this Mortgage being made electronically, to the extent permitted by law, or otherwise.  The Company hereby authorizes the Mortgagee and its agents or counsel to file, in the name of the Company or otherwise, financing statements and continuation statements with regard to any filed financing statements.  The Company hereby irrevocably appoints the Mortgagee, or any agent designated by the Mortgagee, its true and lawful attorney-in-fact, which power is coupled with an interest and with full power of substitution, to execute, acknowledge, file and deliver financing statements in the name of the Company.  Furthermore, the Company hereby authorizes Chapman and Cutler LLP, and/or the Mortgagee and its agents or counsel to file financing statements that indicate the collateral (i) as all assets of the Company or words of similar effect or (ii) as being of an equal, greater or lesser scope, or with greater or lesser detail, than as set forth in this Security Agreement and/or this Mortgage, on behalf of the Company.  The Company also hereby ratifies its authorization for Chapman and Cutler LLP, the Mortgagee and its agents or counsel to have filed in any jurisdiction any Uniform Commercial Code financing statements or amendments thereto if filed prior to the Closing Date.  The Company shall not terminate, amend or file a correction statement with respect to any financing statement or fixture filing filed pursuant to this Security Agreement and/or this Mortgage without the Mortgagee’s prior written consent.

Section 2.21.

After-Acquired Property.  Any and all property hereafter acquired which is of the kind or nature described in the Granting Clauses hereof and is or intended to become a part thereof, shall ipso facto, and without any further conveyance, assignment or act on the part of the Company or the Mortgagee become and be, subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless the Company shall from time to time, if requested by the Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments thereof as the Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage any and all such property.

Section 2.22.

Environmental Indemnity.  The Company agrees to defend, indemnify and hold the Mortgagee harmless from and against any and all costs, penalties, damages, expenses, and/or liabilities (including reasonable attorneys’ fees) which Mortgagee may suffer as a result of a claim, suit, or action regarding the existence (or claimed existence) on or under the Mortgaged Property of any Hazardous Material (whether caused by the Company, any Indemnitor or the Tenant under the Lease or any other party), and/or regarding the removal, remediation and clean-up of same.

Section 2.23.

Separate Identity.  The Company will maintain books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party and the Company will file its own tax returns.  The Company shall maintain its books, records, resolutions and agreements as official records.  The Company will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of the Company or any constituent party of the Company, or any affiliate of any constituent party), and shall conduct business in its own name and shall maintain and utilize separate invoices and checks.  The Company shall correct any known misunderstanding regarding its status as a separate entity and shall not identify itself or any of its affiliates as a division or part of the other.  The Company will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.  Neither the Company nor any constituent party will seek or effect the liquidation, dissolution, winding up, consolidation or merger, in whole or in part, of the Company.  The Company will not commingle the funds and other assets of the Company with those of any affiliate or constituent party, or any affiliate of any constituent party, or any other person.  The Company has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or constituent party, or any affiliate of any constituent party, or any other person.  The Company does not and will not hold itself out to be responsible for the debts or obligations of any other person.

Section 2.24.

General Indemnity. In addition to any other indemnifications provided herein, or in the other Operative Agreements, the Company will, at its sole cost and expense protect, defend, indemnify and save harmless the Mortgagee on an after-tax basis from and against all liabilities, losses, damages, demands, claims, obligations, suits or other proceedings (including, causes of action, litigation and defenses), settlement proceeds, fines, penalties, assessments, citations, directives, judgments, fees, costs, disbursements or other expenses of any kind or of any nature whatsoever (including, reasonable attorneys’, consultants’, and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any demand, claim, obligation, suit or other similar proceeding (collectively, “Indemnified Liabilities”) (except to the extent caused solely by the gross negligence or willful misconduct of the Mortgagee) which may be imposed on, incurred by or asserted or awarded against the Mortgagee because of (i) ownership of the Operative Agreements, the Mortgaged Property or receipt of any Rents; (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any use, non-use or condition in, on or about the Mortgaged Property or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iv) any failure on Company’s part to perform or comply with any of the terms of the Operative Agreements; (v) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property; (vi) to the extent not covered by insurance, any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials or asbestos; (vii) the Mortgaged Property’s failure to comply with any legal requirements; (viii) the occupation, condition, operation, service, design, maintenance or management of the Mortgaged Property; and (ix) any tax, duty, assessment or other charge imposed by any governmental authority on the making and recording of this Mortgage.  Any Indemnified Liabilities payable to the Mortgagee because of the application of this Section 2.24 will be secured by this Mortgage and will become immediately due and payable and will bear interest at the Default Rate from the date such Indemnified Liability is sustained by the Mortgagee until paid.  The Company’s obligations and liabilities under this Section 2.24 will survive any termination, satisfaction or assignment of the

Operative Agreements and the exercise by the Mortgagee of any of its rights or remedies under the Operative Agreements including, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure as to events occurring prior thereto.

Section 2.25.

No Forfeiture.  The Company represents and warrants to the Mortgagee that, as of the Closing Date, the Company has not committed any act or omission affording any governmental authority the right of forfeiture against the Mortgaged Property or any monies paid in performance of the Company’s obligations under the Operative Agreements.  The Company agrees not to commit, permit or suffer to exist any act, omission or circumstance affording such right of forfeiture.  In furtherance thereof, the Company indemnifies the Mortgagee and agrees to defend and hold the Mortgagee harmless from and against any costs because of the breach of the agreements or the representations and warranties set forth in this Section 2.25.

SECTION 3.

POSSESSION, USE AND RELEASE OF PROPERTY.

Section 3.1.

The Company’s Right of Possession.  Provided no Default or Event of Default has occurred and is continuing, the Company shall be permitted to remain in full possession, enjoyment and control of the Mortgaged Property subject always to the observance and performance of the terms of this Mortgage and the other Operative Agreements.  It is expressly understood that the use and possession of the Mortgaged Property by the Tenant or any of its permitted subtenants under and subject to the Lease shall not constitute a violation of this Section 3.1.

Section 3.2.

Release of Mortgaged Property - Event of Loss and Prepayment of Note.  Upon the occurrence of any Event of Loss in respect of the Mortgaged Property, the Company shall give the Mortgagee, within sixty (60) days after the occurrence thereof, written notice of such Event of Loss, which notice shall specify (a) in the case of a casualty, whether (i) the Tenant or the Company, as the case may be, is obligated to repair or rebuild the Mortgaged Property as provided in the Lease, or (ii) the Tenant will terminate the Lease as provided therein and in consequence of which the Company will prepay the Note in accordance with the provisions of Section 4.1 hereof, or (b) in the case of a condemnation, whether (i) the Company will restore the Mortgaged Property as provided in the Lease and the Company has applied to the issuer of the policy described in Section 2.15(a)(3) hereof for payment of the amounts equal to any reduction in rent resulting from such condemnation or (ii) the Tenant will terminate the Lease as provided therein and the Company has applied to the issuer of the policy described in Section 2.15(a)(3) for distribution of proceeds to prepay the Note in accordance with Section 4.1 hereof.  In the event such notice specifies that the Company will make such prepayment, then the Mortgagee shall execute a release in respect of the Mortgaged Property upon receipt of such prepayment in full and all other Indebtedness Hereby Secured.

Section 3.3.

Eminent Domain.  The Company, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property or any portion thereof, shall notify the Mortgagee of the pendency of such proceedings.  The Mortgagee may participate in any such proceedings, and the Company from time to time will deliver or cause to be delivered to the Mortgagee all instruments requested by it to permit such participation.  In the event of such condemnation proceedings, the award or compensation payable to the Company shall be paid to the Mortgagee, and such award or compensation shall be retained by the Mortgagee as part of the Mortgaged Property and applied in accordance with Section 4.1(a)(i) or (ii) hereof; provided that, if such application results in only a partial prepayment of the Note and the Lease remains in effect, the amortization schedule on the Note will be adjusted to take into account any reduction in rent under the Lease.  The Mortgagee shall be under no obligation to question the amount of the award or compensation and the Mortgagee may accept any such award or compensation.  In any such condemnation proceedings the Mortgagee may be represented by counsel, whose reasonable costs and disbursements shall be paid by the Company.

SECTION 4.

APPLICATION OF INSURANCE AND CERTAIN OTHER MONEYS RECEIVED BY THE MORTGAGEE.

Section 4.1.

Insurance Proceeds and Condemnation Awards.  (a) Subject to Section 4.4 hereof, the amounts received by or payable to the Mortgagee from time to time which constitute insurance proceeds in respect of any damage to or destruction or condemnation of the Mortgaged Property or any part thereof, condemnation awards or compensation covering the Mortgaged Property (less the actual costs, fees and expenses incurred in the collection thereof), proceeds from the Special Risk Policy shall be held by the Mortgagee as part of the Mortgaged Property and shall be applied by the Mortgagee as follows:

(i)

if a casualty occurs which results in a termination of the Lease, or if a condemnation occurs which results in the termination of the Lease (in either case as evidenced by a certificate of the Tenant detailing the same) and the Company shall be required to prepay the Note pursuant to Section 2.12 of this Mortgage, such proceeds, award or compensation, as the case may be, shall be applied in payment and satisfaction of the outstanding principal and accrued interest on the Note to the date of payment upon the terms and in the manner provided in Section 2.12 of this Mortgage, and the balance, if any, of any such proceeds shall be paid to the Company; or

(ii)

if a casualty or condemnation occurs which does not result in the termination of the Lease and the Company or the Tenant shall be required to repair, rebuild or restore the Mortgaged Property as required pursuant to the Lease, all casualty insurance proceeds resulting from such casualty and/or all condemnation awards and condemnation insurance proceeds resulting from such condemnation shall be paid over by the Mortgagee to the Company (or as the Company may direct from time to time) upon a written application of the Company and accompanied by such evidence in reasonable detail as may be satisfactory to the Mortgagee supporting such application for the purpose of paying, or reimbursing the Company for the payment of, the reasonable cost, as shown by such certificate, of repairing, rebuilding or restoring part or all of the Mortgaged Property damaged, destroyed or taken (“Restoration”), but only for and to the extent that the Company shows by such evidence of costs that the proceeds, award or compensation (“Restoration Funds”) remaining on deposit with the Mortgagee, together with any additional funds irrevocably allocated or otherwise provided for in a manner satisfactory to the Mortgagee for such purpose, shall be sufficient to complete such Restoration and restore the Mortgaged Property (as nearly as practicable) at least to the market value and condition which existed immediately prior to the damage, destruction, condemnation or taking, as the case may be, free from liens or encumbrances except Permitted Encumbrances.  The Company shall deliver to the Mortgagee any additional funds needed to complete the Restoration prior to the disbursement of any Restoration Funds.  Every such application for the payment of such proceeds, award or compensation shall state that no Event of Default has occurred and is continuing.  Any proceeds in excess of the amount needed for Restoration remaining after the Restoration has been completed shall be (i) if the amount of rent payable under the Lease has been reduced as a result of such condemnation or casualty, such amounts shall be held by the Mortgagee and at the option of the Mortgagee either (y) applied to future payments on the Note as they come due (or as otherwise required to satisfy any obligations of the Company under any of the Operative Agreements) to the extent necessary after the application of each rent payment thereafter received or (z) applied to the outstanding principal (without premium) and interest then due on the Note (provided that, if amounts are applied to principal, the amortization schedule on the Note shall be adjusted to, if possible, avoid a future payment default while at the same time amortize the outstanding principal on the Note in full by the original maturity date of the Note) or (ii) if the amount of rent payable under the Lease has not been so reduced as a result of such condemnation or casualty and so long as no Default or Event of Default is then existing, such amounts shall be disbursed to the Company.  The Mortgagee shall receive a supplement hereto sufficient, as insured by appropriate title insurance acceptable to the Beneficiary.

(b)

Subject to Section 2.15(b) hereof with respect to adjustments of losses, any appraisal or adjustment of such loss or any settlement or payment of indemnity therefor which shall be agreed upon between the Company and the relevant insurance company shall be accepted by the Mortgagee.

Section 4.2.

Title Insurance.  Any moneys received by the Mortgagee as payment for any loss under any policy of title insurance which was delivered by the Company shall become part of the Mortgaged Property and shall be paid and applied in the same manner contemplated by Section 5.3 hereof.

Section 4.3.

Investment of Insurance Proceeds and Condemnation Awards or Compensation.  All insurance proceeds, condemnation awards or compensation received by the Mortgagee as payment for any casualty occurrence or condemnation relating to the Mortgaged Property under any policy of insurance or as an award or compensation for the taking in condemnation or other eminent domain proceedings relating to the Mortgaged Property or any part thereof which is to be disbursed pursuant to Section 4.1(a) hereof shall, at the written request of the Company, be invested or reinvested by the Mortgagee in (a) direct obligations of the United States of America maturing in not more than ninety (90) days from the date of such investment, (b) commercial paper maturing within two hundred and seventy (270) days from the date of acquisition and rated in the highest rating classification by at least one national rating agency, or (c) certificates of deposit of commercial banks in the United States of America with capital and surplus of $100,000,000 or more maturing in not more than five (5) days from the date of such investment.  Any amounts earned on such investments shall accrue to the benefit of the Company and shall be disbursed in accordance with the terms of Section 4.1 hereof.  Upon a written request of the Company in accordance with the terms of this Mortgage, or at any time when the Mortgagee shall determine that cash is required pursuant to Section 4.1 hereof, the Mortgagee shall sell all or any designated part of such investments at the then market price therefor and shall pay and apply the proceeds in accordance with the terms of Section 4.1.

Section 4.4.

Application If Event of Default Exists.  Notwithstanding anything to the contrary contained in this Section 4, if an Event of Default has occurred and is continuing to the knowledge of the Mortgagee, all amounts received by the Mortgagee under this Mortgage shall be applied in the manner provided for in Section 5 hereof in respect of proceeds and avails of the Mortgaged Property.

SECTION 5.

DEFAULTS AND REMEDIES THEREFOR.

Section 5.1.

Events of Default.  Any one or more of the following shall constitute an Event of Default as the term is used herein:

(a)

Default in the payment of interest or principal or premium, if any, on the Note when the same shall have become due and such Default shall continue for five (5) days; or

(b)

Default shall occur in the observance and performance of any covenant or agreement contained in  Section 2.3, 2.4, 2.15 or 2.18(b) hereof; or

(c)

Default shall occur in the observance or performance of any other provision of this Mortgage not specifically described in the foregoing subparagraphs of this Section 5.1 which is not remedied within thirty (30) days after the earlier of (i) written notice thereof from the Mortgagee or the Escrow Agent to the Company, or (ii) the first date on which an officer, member, partner, trustee or beneficial owner of the Company shall have actual knowledge of such a Default; or

(d)

Default shall occur under the Lease and such default shall continue beyond the period of grace, if any, allowed with respect thereto; or

(e)

An Escrow Shortfall shall occur under the Escrow and Servicing Agreement; or

(f)

If any statement, certification, representation or warranty made by the Company herein or in any other Operative Agreement, or made by or on behalf of the Company in any statement or certificate furnished by or on behalf of the Company in connection with the consummation of the issuance and sale of the Note or furnished by or on behalf of the Company or pursuant to the Note Purchase Agreement or any other

Operative Agreement, proves untrue in any material respect as of the date of the issuance or making thereof; or

(g)

If any statement, certification, representation or warranty made by the Tenant or any Lease Guarantor in any Operative Agreement to which it is a party or made by the Tenant or any Lease Guarantor in any statement or certificate furnished by the Tenant or any Lease Guarantor in connection with the consummation of the issuance and sale of the Note or furnished by Tenant or any Lease Guarantor pursuant to any Operative Agreement proves untrue in any material respect as of the date of issuance or making thereof; or

(h)

If final judgment for the payment of money shall be rendered against the Company and the Company shall not discharge or cause the same to be discharged within sixty (60) days from the entry thereof or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered and secure a stay of execution pending such appeal; or

(i)

If the Company defaults under any other mortgage or security agreement covering any part of the Mortgaged Property whether it be superior or junior in lien to this Mortgage and the same is accelerated as a result of such default; or

(j)

The Company: (1) admits in writing its inability to pay its debts generally as they become due; (2) files a petition in bankruptcy or a petition to take advantage of any insolvency act; (3) makes an assignment for the benefit of creditors generally; (4) consents to, or acquiesces in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (5) files a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other comparable federal or state statute or law; (6) has a court of competent jurisdiction enter an order, judgment or decree appointing a receiver, liquidator or trustee of the Company, or of the whole or any substantial part of the property or assets of the Company; (7) has a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other comparable federal or state statute or law and such petition shall remain undismissed for sixty (60) days; (8) under the provisions of any other law for the relief or aid of debtors, has any court of competent jurisdiction assume custody or control of the Company or of the whole or any substantial part of its property or assets; (9) has an attachment or execution levied against any substantial portion of any property of the Company which is not discharged or dissolved by a bond within ten (10) days; (10) ceases to exist, is liquidated, or is dissolved; or (11) if any of the foregoing events occurs with respect to the Tenant, any other tenant under any Other Lease or any Lease Guarantor; or

(k)

The Lease, any Other Lease, or any Lease Guaranty shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any governmental body or court that such agreement is invalid, void or unenforceable or the Tenant or any Lease Guarantor shall contest or deny the validity or enforceability of any of its obligations under the Lease or applicable Lease Guaranty, as applicable; or

(l)

An event of default shall occur under or with respect to any provision of any Operative Agreement, which event of default is not specifically described in any other subparagraph of this Section 5.1.

Section 5.2.

Remedies.  When any Event of Default described in subparagraph (j) of Section 5.1 has occurred, then the Note shall immediately become due and payable without presentment, demand or notice of any kind and when any Event of Default has occurred and is continuing, the Mortgagee may exercise any one or more or all, and in any order, of the remedies hereinafter set forth, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

(a)

The Mortgagee may, by notice in writing to the Company declare the entire unpaid balance of the Note to be immediately due and payable; and thereupon all such unpaid balance, together with all accrued interest thereon and premium, if any, shall be and become immediately due and payable without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.  Upon the Note becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the Mortgagee the entire principal and interest accrued on the Note and, to the extent permitted by law and as liquidated damages and not as a penalty, an additional amount equal to the then applicable Make-Whole Amount determined as of the date on which the Note shall so become due and payable.  No course of dealing on the part of the Mortgagee  nor any delay or failure on the part of the Mortgagee to exercise any right shall operate as a waiver of such right or otherwise prejudice the Mortgagee’s rights, powers and remedies.  The Company further agrees, to the extent permitted by law, to pay to the Mortgagee all costs and expenses incurred by it in the collection of the Note upon any default hereunder or thereon, including the reasonable compensation to the Mortgagee’s attorneys for all services rendered in connection therewith.

(b)

Subject always to the then existing rights, if any, of the Tenant or any permitted subtenant or assignee under the Lease, the Mortgagee personally or by agents or attorneys may, to the extent permitted by law (i) enter into and take possession of all or any part of the Mortgaged Property, and may forthwith use, operate, manage, insure, repair and improve the Mortgaged Property and take any other action which, in the Mortgagee’s judgment, is necessary or proper to conserve the value of the Mortgaged Property, (ii) collect and receive all earnings, revenues, rents, issues, profits and income from the Mortgaged Property or any part thereof (and for such purpose the Company does hereby irrevocably constitute and appoint the Mortgagee its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, the Company irrevocably acknowledging that any payment made to the Mortgagee hereunder shall be a good receipt and acquittance against the Company to the extent so made), (iii) pay all principal charges including taxes and assessments levied thereon and operating and maintenance expenses and all disbursements and liabilities of the Company hereunder and (iv) apply the net proceeds arising from any such operation of the Mortgaged Property as provided in Section 5.3 hereof in respect of the proceeds of a sale of the Mortgaged Property.  The right to enter and take possession of the Mortgaged Property and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of the Mortgagee hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof.  The expenses (including any reasonable receiver’s fees, counsel fees, costs and agent’s compensation) incurred pursuant to the powers herein contained shall be secured hereby which the Company promises to pay upon demand together with interest at the Default Rate.  The Mortgagee shall not be liable to account to the Company for any action taken pursuant hereto other than to account for any rents actually received by the Mortgagee.  Without taking possession of the Mortgaged Property, the Mortgagee may, in the event the Mortgaged Property becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Mortgaged Property (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional Indebtedness Hereby Secured payable upon demand with interest thereon at the Default Rate.

(c)

The Mortgagee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale to the Company at least thirty (30) days prior to the date of such sale and having given any other notice which may be required by law, sell and dispose of said Mortgaged Property or any part thereof at public auction or private sale to the highest bidder, which may be the Company in one lot as an entirety or in separate lots (the Company for itself and for all who may claim by, through or under it hereby expressly waiving and releasing all rights to have the Mortgaged Property marshalled to the extent permitted by law), and either for cash or on credit and on such terms as the Mortgagee may determine and at any place (whether or not it be the location of the Mortgaged Property or any part thereof) designated in the notice above referred to.  Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales or for any such adjourned sale or sales, without further published notice.

(d)

The Mortgagee may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein or in the Note, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy.  Upon the bringing of any suit to foreclose this Mortgage or to enforce any other remedy available hereunder, the plaintiff shall be entitled as a matter of right, without notice and without giving bond to the Company or anyone claiming under, by or through it, and without regard to the solvency or insolvency of the Company or the then value of the Mortgaged Property, to apply to an appropriate court to have a receiver appointed of all the Mortgaged Property and of the earnings, income, rents, issues, profits and proceeds thereof, with such power as the court making such appointment shall confer and the Company does hereby irrevocably consent to such appointment.

(e)

In case of any sale of the Mortgaged Property, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, the Mortgagee may bid and become the purchaser, and the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Note and any claims for interest and premium matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Note, including principal and interest and premium thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash.  If at any foreclosure proceeding the Mortgaged Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the Mortgagee shall be entitled to the entry of a deficiency decree against the Company and against the property of the Company for the amount of such deficiency.

(f)

The Mortgagee shall have any and all rights and remedies (including, without limitation, extra judicial power of sale) provided to a secured party by the Uniform Commercial Code with respect to any and all parts of the Mortgaged Property which are and which are deemed to be governed by the Uniform Commercial Code.  Without limiting the generality of the foregoing, the Mortgagee shall, with respect to any part of the Mortgaged Property constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found.  Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to the Company at its address set forth in Section 6.3 at least thirty (30) days prior to the sale or other event for which such notice is required.

(g)

The provisions of this Section 5.2 are subject to the condition that if at any time after the Note has been declared due and payable by reason of the occurrence of any Event of Default described in Section 5.1, then in every such case the Mortgagee may at its option by notice in writing sent to the Company, rescind and annul any such declaration and its consequences with respect to the Note and in any such event the Company and the Mortgagee shall be restored to their former positions and rights hereunder, respectively; provided that at the time such declaration is annulled and rescinded:

(i)

no judgment or decree has been entered for the payment of any monies due pursuant to the Note or this Mortgage;

(ii)

all arrears of interest upon the Note and all other sums payable under the Note and under this Mortgage (except any principal, interest or premium on the Note which has become due and payable solely by reason of such declaration under Section 5.2) shall have been duly paid; and

(iii)

each and every other Default and Event of Default shall have been made good, cured or waived pursuant to Section 5.1;

and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

Section 5.3.

Application of Proceeds.  The purchase money proceeds and/or avails of any sale of the Mortgaged Property, or any part thereof, and the proceeds and the avails of any remedy hereunder and/or amounts held pursuant to Section 4 hereof shall be paid to and applied as follows:

(a)

first, to the payment of costs and expenses of foreclosure or suit, if any, and of such sale, and to the extent permitted by applicable law, the reasonable compensation of the Mortgagee, its agents, attorneys and counsel and of all proper expenses, liability and advances incurred or made hereunder by the Mortgagee, and of all taxes, assessments or liens superior to the lien of these presents, except any taxes, assessments or other superior lien subject to which said sale may have been made; and

(b)

second, to the amount then owing or unpaid on the Note for principal, premium, if any, and interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Note, then to the Mortgagee, with application on the Note to be made, first, to unpaid premium, if any, second, to the unpaid interest thereon, and third, to unpaid principal thereof; and

(c)

third, to the payment of any other Indebtedness Hereby Secured; and

(d)

fourth, to the payment of the surplus, if any, to the Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

Section 5.4.

Waiver of Extension, Appraisement and Stay Laws.  The Company covenants that, upon the occurrence of an Event of Default and the acceleration of the Note pursuant to Section 5.2 and to the extent that such rights may then be lawfully waived, it will not at any time thereafter insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law now or at any time hereafter in force, or claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Property or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction or, after confirmation of any such sale or sales claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, all benefit and advantage of any such law or laws which would otherwise be available to any such Person in connection with the enforcement of any of the Mortgagee’s remedies hereunder; and covenants that it will not in connection with any such enforcement proceedings invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Mortgagee but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.  The Company hereby waives any and all rights of redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of the Company, and each and every Person acquiring any interest in, or title to the Mortgaged Property described herein subsequent to the date of this Mortgage, and on behalf of all other Persons to the extent permitted by applicable law.

Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Company in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Company, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Company, its successors or assigns.

Section 5.5.

Costs and Expenses of Foreclosure.  In any suit to foreclose the lien hereon there shall be allowed and included as additional Indebtedness Hereby Secured in the decree for sale all reasonable expenditures and expenses which may be paid or incurred by or on behalf of the Mortgagee for attorney’s fees, appraiser’s fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as the Mortgagee may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Property, all of which expenditures shall become so much additional Indebtedness Hereby Secured which the Company agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.

Section 5.6.

Delay or Omission Not a Waiver.  No delay, failure or omission of the Mortgagee to exercise any right, power or remedy arising from any default on the part of the Company shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default.  No waiver by the Mortgagee of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein.  No right, power or remedy hereunder is intended to be exclusive of any other right, power or remedy but each and every right, power and remedy shall be cumulative and in addition to any and every other right, power and remedy given hereunder or otherwise existing.  Nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the Indebtedness Hereby Secured operate to prejudice, waive or affect the security of this Mortgage or any rights, powers or remedies hereunder; nor shall the Mortgagee be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

Section 5.7.

Restoration of Positions.  If the Mortgagee has instituted any proceeding to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Mortgagee, then and in every such case the Company and the Mortgagee shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Mortgagee shall continue as though no such proceedings had been instituted.

Section 5.8.

Note to Become Due upon Sale.  Upon any sale under or by virtue of this Mortgage, except as permitted under Section 2.3(g) or (h) hereof, whether pursuant to foreclosure, power of sale or otherwise, the entire unpaid principal amount of the Note shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon and premium, if any, and all other Indebtedness Hereby Secured, anything contrary in this Mortgage, the Note or any other instrument serving the Note notwithstanding.

SECTION 6.

MISCELLANEOUS.

Section 6.1.

Successors and Assigns.  Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, premises and agreements in this Mortgage contained by or on behalf of the Company, or by or on behalf of the Mortgagee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

Section 6.2.

Severability.  The unenforceability or invalidity of any provision or provisions of this Mortgage shall not render any other provision or provisions herein contained unenforceable or invalid.

Section 6.3.

Addresses for Notices and Demands.  All communications provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when received (or refused) delivered personally or when deposited in the United States mail, registered or certified, postage prepaid, or by prepaid overnight air courier, addressed as follows:

If to the Company:

Blue Ridge WNJ, LLC
P.O. Box 707

Blakeslee, Pennsylvania 18610

Attention:  Eldon D. Dietterick

with a copy to:

Shulman Shabbick & Sebelin

1935 Center Street

Northampton, Pennsylvania  18067

Attention:  David B. Shulman, Esq.

If to the Mortgagee:

Wells Fargo Bank Northwest, N.A. as Trustee

MAC:  1228-120

299 South Main Street, 12th Floor

Salt Lake City, Utah  84111

Attention:  Corporate Trust Services

or as to either party at such other address as such party may designate by notice duly given in accordance with this Section to the other party.

Section 6.4.

Headings and Table of Contents.  The headings of the sections of this Mortgage and the table of contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 6.5.

Release of Mortgage.  The Mortgagee shall release this Mortgage and the lien hereof by proper instrument or instruments upon payment in full of all Indebtedness Hereby Secured.

Section 6.6.

Counterparts.  This Mortgage may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Mortgage.

Section 6.7.

Successor Mortgagee.  The Mortgagee may, at any time, by instrument in writing, appoint a successor or successors to, or discharge and appoint a new Mortgagee in the place of, any Mortgagee named herein or acting hereunder, which instrument, executed and acknowledged by the Mortgagee, and recorded in the office of the County Recorder of the county wherein the Mortgaged Property is situated, shall be conclusive proof of the proper substitution of such successor or successors or new Mortgagee, who shall have all the estate powers, duties, rights and privileges of the predecessor Mortgagee.

Section 6.8.

Governing Law.  This Mortgage should be construed in accordance with and governed by the laws of the State of New Jersey.

Section 6.9.

Time.  Time shall be of the essence for this Mortgage.

Section 6.10.

Limitations of Liability.  Notwithstanding anything to the contrary contained in the Operative Agreements, except as set forth in the Indemnity and Guaranty Agreement and the Hazardous Material Indemnity Agreement, no Person who directly or indirectly owns any membership or other equity interest in the Company (each, a “Non-Recourse

Person”) shall have any personal liability for (i) the payment of any sum of money which is or may be payable under the Note or any other Operative Agreement, including, but not limited to, the repayment of the Note or (ii) the performance or discharge of any covenants, obligation or undertakings of the Company under any Operative Agreement, and no monetary or deficiency judgment shall be sought or enforced against any Non-Recourse Person with respect thereto.  Nothing in this Section 6.10 is intended to or shall in any way affect or invalidate any lien or security interest created by this Mortgage.  This Section 6.10 shall not be construed to prohibit the joining of the Company in any foreclosure procedure involving the Mortgaged Property.  This Section 6.10 shall not in any way affect the obligations of the Tenant under the Lease, any other tenant under the Other Leases or any Lease Guarantor under any Lease Guaranty.

Section 6.11.

Expenses, Stamp Tax Indemnity.  Whether or not the Note is sold, the Company will pay all reasonable expenses relating to the Operative Agreements, including but not limited to:  (i) the cost of reproducing the Operative Agreements; (ii) the reasonable fees and disbursements of Chapman and Cutler LLP, special counsel for the beneficial holder of the Note; (iii) the Mortgagee’s reasonable out-of-pocket expenses; (iv) all recording and filing fees and stamp taxes in connection with the recordation or filing and re-recordation or re-filing of the items referred to in Section 3.1(b) of the Note Purchase Agreement; (v) the reasonable fees and disbursements of the title company referred to in Section 3.2(c) of the Note Purchase Agreement in connection with the issuance of the title insurance policy and the reasonable fees and disbursements of the civil engineer or surveyor which conducted the survey referred to in Section 3.2(b) of the Note Purchase Agreement in connection with the preparation of such survey; (vi) the reasonable fees and disbursements of (a) the Person that prepared the Environmental Assessment referred to in Section 3.2(d) of the Note Purchase Agreement and (b) the Person that prepared the appraisal referred to in Section 3.2(e) of the Note Purchase Agreement; (vii) the reasonable fees and disbursements of the Escrow Agent in connection with its duties under the Escrow and Servicing Agreement; and (viii) all reasonable expenses relating to any amendments, waivers or consents pursuant to the provisions of any of the Operative Agreements, including without limitation, any amendments, waivers or consents resulting from any work-out, restructuring or similar proceedings relating to the performance by the Company of its obligations under any of the Operative Agreements or relating to the performance by the Tenant of its obligations under the Lease.  The obligations of the Company under this Section 6.11 shall survive the payment or prepayment of the Note and the termination of any of the Operative Agreements.

Section 6.12.

Cooperation.  The Company acknowledges that the Mortgagee and its successors and assigns may (a) sell, transfer or assign this Mortgage, the Note and the Operative Agreements to one or more investors as a whole loan, in a rated or unrated public offering or private placement, (b) participate the loan (the “Loan”) secured by this Mortgage to one or more investors in a rated or unrated public offering or private placement, (c) deposit this Mortgage, the Note and the Operative Agreements with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets in a rated or unrated public offering or private placement, or (d) otherwise sell the Loan or any interest therein to investors in a rated or unrated public offering or private placement (the transactions referred to in clauses (a) through (d) are hereinafter referred to as “Secondary Market Transactions”).  The Company shall, at

Mortgagee’s expense, cooperate in good faith with Mortgagee in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements reasonably imposed by the participants involved in any Secondary Market Transaction (including without limitation, an institutional purchaser, participant or investor) including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel reasonably acceptable to such other purchasers, participants or investors may require; provided, however, that the Company shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note, or (iv) any other material terms or covenants of the Loan.  The Company shall provide such information and documents relating to the Company, the Mortgaged Property and the Tenant as Mortgagee shall reasonably request.  The Company acknowledges that certain information regarding the Loan and the parties thereto and the Mortgaged Property may be included in a private placement memorandum, prospectus or other disclosure documents.

Section 6.13.

No Merger of Estates.  There shall be no merger of the Lease or the leasehold estate created thereby with the fee estate in the Mortgaged Property or any part thereof by reason of the same person or entity acquiring or holding, directly or indirectly, any interest in the Lease or the leasehold estate created thereby as well as the fee estate in the Mortgaged Property.  Nothing contained in this Section shall be deemed to prohibit the Tenant under the Lease from acquiring the fee interest in the Mortgaged Property, subject, however, to the terms of the preceding sentence and Section 2.3(g) hereof.

Section 6.14.

NAIC Filing.  The Company hereby represents and warrants to, and covenants with, the Mortgagee that as of the date hereof and until such time as the Indebtedness Hereby Secured shall be indefeasibly paid in full, the Company will take all such actions and otherwise cooperate with any request made by the Mortgagee or its special counsel which is reasonably necessary to ensure that the subject transaction shall be eligible for “Schedule D” reporting on the Mortgagee’s NAIC Annual Statement and, if the NAIC determines that the Mortgagee’s investment in the Note is not eligible for such “Schedule D” reporting, the Company will take such actions and otherwise cooperate with any request made by the Mortgagee or its counsel which is reasonably necessary to obtain such eligibility; provided, however, that the Mortgagee acknowledges and agrees that the Company shall not be required to make any change or amendments which would have a material adverse monetary effect on the Company or materially increase the obligations of the Company under the Operative Agreements.  For purposes of this Section 6.14, any reference to Mortgagee shall also include any beneficial owner of the Mortgagee.

Section 6.15.

Commitment.  The terms and conditions of the commitment and/or loan application entered into by or on behalf of the Company with respect to the transactions contemplated by the Operative Agreements are hereby incorporated herein by this reference and the Indebtedness Hereby Secured is hereby made expressly subject thereto.  In the event of a conflict between the terms and conditions contained in such commitment and/or loan application on the one hand and the terms and conditions contained herein and in the other Operative

Agreements on the other hand, the terms and conditions contained herein and in the other Operative Agreements shall control.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the Company has caused this Mortgage to be executed, all as of the day and year first above written.

BLUE RIDGE WNJ, LLC, a New Jersey
limited liability company

By:  Blue Ridge Real Estate Company, a Pennsylvania corporation, as Manager

By

  /s/ Eldon D. Dietterick

Name:  Eldon D. Dietterick

Title:  Executive Vice President and Treasurer

STATE OF  PENNSYLVANIA

)

)  SS

COUNTY OF CARBON

)

I, John E. Riley, a Notary Public in and for the County and State aforesaid, do hereby certify that Eldon D. Dietterick to me known, who declared and acknowledged that he is the Executive Vice President and Treasurer of Blue Ridge Real Estate Company, a Pennsylvania corporation and Manager of BLUE RIDGE WNJ, LLC, a limited liability company organized under the laws of the State of New Jersey, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that he, being thereunto duly authorized, signed and delivered the said instrument as the free and voluntary act of said limited liability company and as his own free and voluntary act, for the uses and purposes therein set forth.

Given under by hand and notarial seal this 28th day of August, 2009.

/s/ John E. Riley

Notary Public

Printed Name:  John E. Riley

(SEAL)

Commission expires: May 14, 2011